UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3329

Variable Insurance Products Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

This report on Form N-CSR relates solely to the Registrant’s VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and VIP Value Portfolio series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(8.29)%	4.99%	11.25%
Service Class	(8.40)%	4.89%	11.14%
Service Class 2	(8.54)%	4.73%	10.97%
Investor Class	(8.37)%	4.91%	11.16%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio℠ - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$29,033	VIP Equity-Income Portfolio℠ - Initial Class
$28,711	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Lead Portfolio Manager Ramona Persaud:  For the year, the fund's share classes returned about -8%, edging the -8.58% result of the benchmark Russell 3000® Value Index. The fund’s performance versus the benchmark was influenced by my focus on value and downside protection, as the fund underperformed through September amid the growth rally, but outperformed for the final three months, when volatility hit the markets. For the full year, security selection and an overweighting in information technology helped most, followed by picks in energy and consumer discretionary. The fund’s cash position of about 6%, on average, the past year was another plus. Conversely, industry positioning detracted. Stock picking and an overweighting in consumer staples hurt, as did positioning in health care and choices in financials. A sizable position in Chicago-based utilities firm Exelon was the fund's top relative contributor. The company specializes in nuclear power, as well as solar, wind, gas and hydroelectric generating power plants. As regulatory support for nuclear generation improved the past 12 months, the stock rose. The fund's foreign holdings detracted overall, hampered in part by a firmer U.S. dollar. Included was an out-of-benchmark position in British American Tobacco. The stock returned -50% in 2018, declining on concerns about heightened competition for tobacco producers, growth in tobacco-alternative products and potentially tighter regulations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	4.1
Verizon Communications, Inc.	4.1
Johnson & Johnson	3.6
Cisco Systems, Inc.	3.5
Wells Fargo & Co.	3.2
Bank of America Corp.	2.9
Chevron Corp.	2.4
United Technologies Corp.	2.3
Exelon Corp.	2.3
The Blackstone Group LP	2.1
30.5

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	22.0
Health Care	14.7
Information Technology	11.3
Energy	9.4
Industrials	7.7

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Stocks	94.3%
Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 12.6%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value
COMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	730,593	$20,851,124
Verizon Communications, Inc.	3,352,659	188,486,489
		209,337,613
Entertainment - 0.6%
The Walt Disney Co.	249,200	27,324,780
Media - 2.4%
Comcast Corp. Class A	2,499,886	85,121,118
Interpublic Group of Companies, Inc.	682,200	14,073,786
Omnicom Group, Inc.	167,000	12,231,080
		111,425,984
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	1,139	72,452

TOTAL COMMUNICATION SERVICES		348,160,829

CONSUMER DISCRETIONARY - 5.6%
Automobiles - 0.6%
General Motors Co.	873,400	29,215,230
Hotels, Restaurants & Leisure - 3.1%
Bluegreen Vacations Corp.	80,876	1,045,727
Cedar Fair LP (depositary unit)	289,200	13,679,160
Dunkin' Brands Group, Inc.	175,400	11,246,648
McDonald's Corp.	517,600	91,910,232
Royal Caribbean Cruises Ltd.	129,100	12,624,689
Wyndham Hotels & Resorts, Inc.	262,300	11,900,551
		142,407,007
Leisure Products - 0.0%
New Academy Holding Co. LLC unit (a)(b)(c)(d)	127,200	1,900,368
Multiline Retail - 0.4%
Macy's, Inc.	581,600	17,320,048
Specialty Retail - 1.5%
Home Depot, Inc.	131,200	22,542,784
Lowe's Companies, Inc.	238,900	22,064,804
TJX Companies, Inc.	546,800	24,463,832
		69,071,420

TOTAL CONSUMER DISCRETIONARY		259,914,073

CONSUMER STAPLES - 7.3%
Beverages - 0.5%
Keurig Dr. Pepper, Inc.	215,400	5,522,856
PepsiCo, Inc.	168,600	18,626,928
		24,149,784
Food & Staples Retailing - 1.3%
Walmart, Inc.	672,178	62,613,381
Food Products - 2.0%
Bunge Ltd.	161,200	8,614,528
Hilton Food Group PLC	487,100	5,600,136
Mondelez International, Inc.	708,500	28,361,255
Nestle SA (Reg. S)	178,049	14,450,953
The J.M. Smucker Co.	213,900	19,997,511
The Kraft Heinz Co.	415,600	17,887,424
		94,911,807
Household Products - 0.6%
Kimberly-Clark Corp.	148,500	16,920,090
Procter & Gamble Co.	105,419	9,690,114
		26,610,204
Personal Products - 0.6%
Unilever NV (Certificaten Van Aandelen) (Bearer)	485,200	26,284,390
Tobacco - 2.3%
Altria Group, Inc.	787,600	38,899,564
British American Tobacco PLC (United Kingdom)	1,162,400	37,039,876
Imperial Tobacco Group PLC	428,266	12,975,279
Philip Morris International, Inc.	233,900	15,615,164
		104,529,883

TOTAL CONSUMER STAPLES		339,099,449

ENERGY - 9.4%
Oil, Gas & Consumable Fuels - 9.4%
BP PLC	3,305,400	20,895,709
Chevron Corp.	1,009,280	109,799,571
ConocoPhillips Co.	1,221,300	76,148,055
Enterprise Products Partners LP	944,000	23,212,960
Exxon Mobil Corp.	316,100	21,554,859
Imperial Oil Ltd.	815,400	20,659,747
Phillips 66 Co.	336,000	28,946,400
Suncor Energy, Inc.	1,383,900	38,652,291
The Williams Companies, Inc.	3,229,165	71,203,088
Valero Energy Corp.	374,200	28,053,774
		439,126,454
FINANCIALS - 22.0%
Banks - 13.0%
Bank of America Corp.	5,492,700	135,340,128
Citigroup, Inc.	1,772,500	92,276,350
JPMorgan Chase & Co.	1,945,864	189,955,240
Lakeland Financial Corp.	2,100	84,336
Regions Financial Corp.	774,400	10,361,472
SunTrust Banks, Inc.	556,800	28,084,992
Wells Fargo & Co.	3,180,786	146,570,619
		602,673,137
Capital Markets - 4.5%
KKR & Co. LP	4,402,621	86,423,450
State Street Corp.	362,402	22,856,694
The Blackstone Group LP	3,365,026	100,311,425
		209,591,569
Consumer Finance - 0.9%
Capital One Financial Corp.	364,500	27,552,555
Discover Financial Services	251,300	14,821,674
		42,374,229
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. Class B (a)	118,000	24,093,240
Insurance - 3.1%
Axis Capital Holdings Ltd.	75,300	3,888,492
Chubb Ltd.	511,171	66,033,070
Marsh & McLennan Companies, Inc.	166,500	13,278,375
MetLife, Inc.	930,170	38,192,780
The Travelers Companies, Inc.	182,300	21,830,425
		143,223,142

TOTAL FINANCIALS		1,021,955,317

HEALTH CARE - 14.7%
Biotechnology - 1.8%
Amgen, Inc.	421,371	82,028,293
Health Care Equipment & Supplies - 2.5%
Becton, Dickinson & Co.	323,100	72,800,892
Danaher Corp.	438,000	45,166,560
		117,967,452
Health Care Providers & Services - 1.9%
CVS Health Corp.	545,800	35,760,816
Encompass Health Corp.	1	62
UnitedHealth Group, Inc.	215,800	53,760,096
		89,520,974
Pharmaceuticals - 8.5%
AstraZeneca PLC (United Kingdom)	500,838	37,385,548
Bristol-Myers Squibb Co.	484,900	25,205,102
Eli Lilly & Co.	261,300	30,237,636
GlaxoSmithKline PLC	1,345,100	25,634,949
Johnson & Johnson	1,292,268	166,767,185
Merck & Co., Inc.	349,800	26,728,218
Roche Holding AG (participation certificate)	162,632	40,374,835
Sanofi SA	467,781	40,579,969
		392,913,442

TOTAL HEALTH CARE		682,430,161

INDUSTRIALS - 7.7%
Aerospace & Defense - 3.8%
General Dynamics Corp.	236,600	37,195,886
Northrop Grumman Corp.	25,700	6,293,930
Raytheon Co.	181,000	27,756,350
United Technologies Corp.	991,771	105,603,776
		176,849,942
Commercial Services & Supplies - 0.2%
Waste Connection, Inc. (Canada)	145,927	10,831,221
Electrical Equipment - 1.6%
AMETEK, Inc.	447,700	30,309,290
Eaton Corp. PLC	339,800	23,330,668
Fortive Corp.	244,900	16,569,934
Regal Beloit Corp.	81,100	5,681,055
		75,890,947
Industrial Conglomerates - 1.4%
3M Co.	25,300	4,820,662
General Electric Co.	3,025,547	22,903,391
Roper Technologies, Inc.	130,100	34,674,252
		62,398,305
Machinery - 0.6%
Allison Transmission Holdings, Inc.	320,700	14,081,937
Ingersoll-Rand PLC	159,100	14,514,693
		28,596,630
Trading Companies & Distributors - 0.1%
Fastenal Co.	96,200	5,030,298

TOTAL INDUSTRIALS		359,597,343

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 3.5%
Cisco Systems, Inc.	3,708,231	160,677,649
Electronic Equipment & Components - 0.6%
Dell Technologies, Inc. (a)	173,388	8,473,472
TE Connectivity Ltd.	281,261	21,271,769
		29,745,241
IT Services - 1.3%
First Data Corp. Class A (a)	1,665,996	28,171,992
Paychex, Inc.	514,469	33,517,655
		61,689,647
Semiconductors & Semiconductor Equipment - 2.1%
Intel Corp.	1,067,500	50,097,775
NXP Semiconductors NV	177,300	12,992,544
Qualcomm, Inc.	202,300	11,512,893
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	571,000	21,075,610
		95,678,822
Software - 2.7%
Micro Focus International PLC	1,450,323	25,407,665
Microsoft Corp.	976,824	99,216,014
		124,623,679
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	292,700	46,170,498

TOTAL INFORMATION TECHNOLOGY		518,585,536

MATERIALS - 2.9%
Chemicals - 2.9%
DowDuPont, Inc.	1,760,600	94,156,888
LyondellBasell Industries NV Class A	451,500	37,546,740
The Chemours Co. LLC	187,500	5,291,250
		136,994,878
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	382,700	60,539,313
Public Storage	118,500	23,985,585
		84,524,898
UTILITIES - 4.1%
Electric Utilities - 2.8%
Exelon Corp.	2,320,600	104,659,060
PPL Corp.	899,200	25,474,336
		130,133,396
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	252,900	10,014,840
Multi-Utilities - 1.1%
Ameren Corp.	298,500	19,471,155
CenterPoint Energy, Inc.	666,400	18,812,472
WEC Energy Group, Inc.	189,600	13,131,696
		51,415,323

TOTAL UTILITIES		191,563,559

TOTAL COMMON STOCKS
(Cost $3,758,424,495)		4,381,952,497

Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bunge Ltd. 4.875%	3,500	339,891
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A, 6.125%	4,900	281,241
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
Fortive Corp. Series A, 5.00%	170	154,403
UTILITIES - 0.1%
Electric Utilities - 0.1%
Vistra Energy Corp. 7.00%	13,000	1,171,668
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. 2.00% ZENS	9,700	383,732

TOTAL UTILITIES		1,555,400

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,634,754)		2,330,935
	Principal Amount	Value

Corporate Bonds - 0.2%
Convertible Bonds - 0.2%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Intelsat SA 4.5% 6/15/25 (e)	88,000	127,642
Interactive Media & Services - 0.0%
Twitter, Inc. 0.25% 6/15/24 (e)	837,000	729,465
Weibo Corp. 1.25% 11/15/22 (e)	92,000	83,824
		813,289
Media - 0.1%
DISH Network Corp. 3.375% 8/15/26	216,000	174,423
Liberty Media Corp. 1.375% 10/15/23	705,000	754,914
		929,337
TOTAL COMMUNICATION SERVICES		1,870,268
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Caesars Entertainment Corp. 5% 10/1/24	90,000	111,714
Internet & Direct Marketing Retail - 0.0%
MercadoLibre, Inc. 2% 8/15/28 (e)	561,000	504,900
The Booking Holdings, Inc. 0.9% 9/15/21	67,000	73,937
		578,837
TOTAL CONSUMER DISCRETIONARY		690,551
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Chesapeake Energy Corp. 5.5% 9/15/26	181,000	145,680
Scorpio Tankers, Inc. 3% 5/15/22	1,560,000	1,226,452
		1,372,132
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Dycom Industries, Inc. 0.75% 9/15/21	75,000	69,636
Electrical Equipment - 0.0%
SolarCity Corp. 1.625% 11/1/19	92,000	86,120
TOTAL INDUSTRIALS		155,756
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Palo Alto Networks, Inc. 0.75% 7/1/23 (e)	152,000	150,326
IT Services - 0.0%
Okta, Inc. 0.25% 2/15/23 (e)	128,000	186,492
Square, Inc. 0.375% 3/1/22	62,000	151,510
		338,002
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc. 2.125% 9/1/26	50,000	121,438
Intel Corp. 3.25% 8/1/39	264,000	603,075
Microchip Technology, Inc. 1.625% 2/15/25	348,000	491,007
Micron Technology, Inc. 3% 11/15/43	403,000	446,734
ON Semiconductor Corp. 1.625% 10/15/23	208,000	223,226
		1,885,480
Software - 0.0%
Atlassian, Inc. 0.625% 5/1/23 (e)	104,000	131,847
Citrix Systems, Inc. 0.5% 4/15/19	50,000	70,993
Coupa Software, Inc. 0.375% 1/15/23 (e)	81,000	122,158
FireEye, Inc. 0.875% 6/1/24 (e)	72,000	72,208
ServiceNow, Inc. 0% 6/1/22	165,000	230,305
Workday, Inc. 0.25% 10/1/22	61,000	74,526
		702,037
TOTAL INFORMATION TECHNOLOGY		3,075,845

TOTAL CONVERTIBLE BONDS		7,164,552

Nonconvertible Bonds - 0.0%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Viacom, Inc. 6.25% 2/28/57 (f)	645,000	601,931
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Laureate Education, Inc. 8.25% 5/1/25 (e)	375,000	393,750
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. 8% 12/15/22 (e)	405,000	274,388
Southwestern Energy Co. 4.1% 3/15/22	395,000	359,450
		633,838
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. 5.875% 5/15/23 (e)	680,000	629,000

TOTAL NONCONVERTIBLE BONDS		2,258,519

TOTAL CORPORATE BONDS
(Cost $10,276,738)		9,423,071

Bank Loan Obligations - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.4701% 1/15/25 (f)(g)	572,225	548,861
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.5224% 2/27/25 (f)(g)	1,526,327	1,440,471
TOTAL BANK LOAN OBLIGATIONS
(Cost $2,067,216)		1,989,332
	Shares	Value

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 2.42% (h)
(Cost $244,364,484)	244,318,745	244,367,609
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $4,017,767,687)		4,640,063,444
NET OTHER ASSETS (LIABILITIES) - 0.2%		11,047,786
NET ASSETS - 100%		$4,651,111,230

Legend

 (a) Non-income producing

 (b) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,900,368 or 0.0% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,406,000 or 0.1% of net assets.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,605,331
Fidelity Securities Lending Cash Central Fund	125,213
Total	$5,730,544

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$348,160,829	$348,160,829	$--	$--
Consumer Discretionary	259,914,073	258,013,705	--	1,900,368
Consumer Staples	339,439,340	298,364,106	41,075,234	--
Energy	439,126,454	418,230,745	20,895,709	--
Financials	1,021,955,317	1,021,955,317	--	--
Health Care	682,711,402	538,454,860	144,256,542	--
Industrials	359,751,746	359,597,343	154,403	--
Information Technology	518,585,536	493,177,871	25,407,665	--
Materials	136,994,878	136,994,878	--	--
Real Estate	84,524,898	84,524,898	--	--
Utilities	193,118,959	191,563,559	1,555,400	--
Corporate Bonds	9,423,071	--	9,423,071	--
Bank Loan Obligations	1,989,332	--	1,989,332	--
Money Market Funds	244,367,609	244,367,609	--	--
Total Investments in Securities:	$4,640,063,444	$4,393,405,720	$244,757,356	$1,900,368

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
United Kingdom	3.7%
Switzerland	3.0%
Netherlands	1.7%
Canada	1.4%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,773,403,203)	$4,395,695,835
Fidelity Central Funds (cost $244,364,484)	244,367,609
Total Investment in Securities (cost $4,017,767,687)		$4,640,063,444
Cash		9,413
Foreign currency held at value (cost $357,325)		357,325
Receivable for investments sold		24,257
Receivable for fund shares sold		9,139,979
Dividends receivable		6,225,438
Interest receivable		60,205
Distributions receivable from Fidelity Central Funds		473,600
Prepaid expenses		7,458
Other receivables		7,239
Total assets		4,656,368,358
Liabilities
Payable for investments purchased	$356,787
Payable for fund shares redeemed	2,410,116
Accrued management fee	1,745,292
Transfer agent fee payable	283,759
Distribution and service plan fees payable	278,242
Other affiliated payables	89,259
Other payables and accrued expenses	93,673
Total liabilities		5,257,128
Net Assets		$4,651,111,230
Net Assets consist of:
Paid in capital		$3,715,081,826
Total distributable earnings (loss)		936,029,404
Net Assets		$4,651,111,230
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($2,804,988,431 ÷ 137,727,249 shares)		$20.37
Service Class:
Net Asset Value, offering price and redemption price per share ($264,055,085 ÷ 13,036,238 shares)		$20.26
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,200,026,377 ÷ 60,469,040 shares)		$19.85
Investor Class:
Net Asset Value, offering price and redemption price per share ($382,041,337 ÷ 18,860,345 shares)		$20.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$156,743,482
Interest		429,748
Income from Fidelity Central Funds		5,730,544
Total income		162,903,774
Expenses
Management fee	$23,431,876
Transfer agent fees	3,792,803
Distribution and service plan fees	3,718,693
Accounting and security lending fees	1,097,619
Custodian fees and expenses	92,154
Independent trustees' fees and expenses	28,877
Audit	88,359
Legal	12,637
Miscellaneous	38,582
Total expenses before reductions	32,301,600
Expense reductions	(397,830)
Total expenses after reductions		31,903,770
Net investment income (loss)		131,000,004
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	326,133,387
Fidelity Central Funds	(1,529)
Foreign currency transactions	(105,948)
Total net realized gain (loss)		326,025,910
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(882,902,685)
Fidelity Central Funds	(644)
Assets and liabilities in foreign currencies	(34,080)
Total change in net unrealized appreciation (depreciation)		(882,937,409)
Net gain (loss)		(556,911,499)
Net increase (decrease) in net assets resulting from operations		$(425,911,495)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$131,000,004	$120,762,506
Net realized gain (loss)	326,025,910	256,345,425
Change in net unrealized appreciation (depreciation)	(882,937,409)	307,968,986
Net increase (decrease) in net assets resulting from operations	(425,911,495)	685,076,917
Distributions to shareholders	(366,612,580)	–
Distributions to shareholders from net investment income	–	(90,590,382)
Distributions to shareholders from net realized gain	–	(118,331,218)
Total distributions	(366,612,580)	(208,921,600)
Share transactions - net increase (decrease)	(232,668,560)	(502,055,122)
Total increase (decrease) in net assets	(1,025,192,635)	(25,899,805)
Net Assets
Beginning of period	5,676,303,865	5,702,203,670
End of period	$4,651,111,230	$5,676,303,865
Other Information
Distributions in excess of net investment income end of period		$(10,715,106)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.89	$21.97	$20.46	$24.30	$23.29
Income from Investment Operations
Net investment income (loss)A	.58	.50	.49	.63	.71B
Net realized and unrealized gain (loss)	(2.50)	2.29	2.85	(1.57)C	1.35
Total from investment operations	(1.92)	2.79	3.34	(.94)	2.06
Distributions from net investment income	(.52)	(.40)	(.48)	(.71)	(.71)
Distributions from net realized gain	(1.07)	(.47)	(1.34)	(2.19)	(.34)
Total distributions	(1.60)D	(.87)	(1.83)E	(2.90)	(1.05)
Redemption fees added to paid in capitalA	–	–	–	–F	–F
Net asset value, end of period	$20.37	$23.89	$21.97	$20.46	$24.30
Total ReturnG,H	(8.29)%	12.89%	18.02%	(4.08)%C	8.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.53%	.53%	.54%	.54%	.54%
Expenses net of fee waivers, if any	.53%	.53%	.54%	.54%	.54%
Expenses net of all reductions	.52%	.53%	.54%	.53%	.54%
Net investment income (loss)	2.53%	2.19%	2.39%	2.85%	2.94%B
Supplemental Data
Net assets, end of period (000 omitted)	$2,804,988	$3,440,095	$3,550,158	$3,238,580	$3,817,228
Portfolio turnover rateK	39%	36%	38%	46%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.18)%

 D Total distributions of $1.60 per share is comprised of distributions from net investment income of $.524 and distributions from net realized gain of $1.073 per share.

 E Total distributions of $1.83 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $1.342 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.77	$21.86	$20.37	$24.20	$23.20
Income from Investment Operations
Net investment income (loss)A	.55	.47	.46	.61	.69B
Net realized and unrealized gain (loss)	(2.49)	2.29	2.84	(1.56)C	1.34
Total from investment operations	(1.94)	2.76	3.30	(.95)	2.03
Distributions from net investment income	(.50)	(.38)	(.47)	(.69)	(.68)
Distributions from net realized gain	(1.07)	(.47)	(1.34)	(2.19)	(.34)
Total distributions	(1.57)	(.85)	(1.81)	(2.88)	(1.03)D
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$20.26	$23.77	$21.86	$20.37	$24.20
Total ReturnF,G	(8.40)%	12.80%	17.90%	(4.17)%C	8.74%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.63%	.64%	.64%	.64%
Expenses net of fee waivers, if any	.63%	.63%	.64%	.64%	.64%
Expenses net of all reductions	.62%	.63%	.64%	.63%	.64%
Net investment income (loss)	2.43%	2.09%	2.29%	2.75%	2.84%B
Supplemental Data
Net assets, end of period (000 omitted)	$264,055	$326,565	$325,602	$309,669	$369,024
Portfolio turnover rateJ	39%	36%	38%	46%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.27)%

 D Total distributions of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.32	$21.46	$20.04	$23.85	$22.88
Income from Investment Operations
Net investment income (loss)A	.51	.43	.42	.57	.64B
Net realized and unrealized gain (loss)	(2.44)	2.24	2.78	(1.54)C	1.32
Total from investment operations	(1.93)	2.67	3.20	(.97)	1.96
Distributions from net investment income	(.47)	(.34)	(.44)	(.65)	(.65)
Distributions from net realized gain	(1.07)	(.47)	(1.34)	(2.19)	(.34)
Total distributions	(1.54)	(.81)	(1.78)	(2.84)	(.99)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$19.85	$23.32	$21.46	$20.04	$23.85
Total ReturnE,F	(8.54)%	12.65%	17.71%	(4.32)%C	8.57%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.79%	.79%
Expenses net of all reductions	.77%	.78%	.79%	.78%	.79%
Net investment income (loss)	2.28%	1.94%	2.14%	2.60%	2.69%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,200,026	$1,452,633	$1,397,762	$1,348,912	$1,702,854
Portfolio turnover rateI	39%	36%	38%	46%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.42)%

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.77	$21.86	$20.37	$24.21	$23.21
Income from Investment Operations
Net investment income (loss)A	.55	.48	.47	.61	.69B
Net realized and unrealized gain (loss)	(2.48)	2.28	2.83	(1.56)C	1.34
Total from investment operations	(1.93)	2.76	3.30	(.95)	2.03
Distributions from net investment income	(.51)	(.38)	(.47)	(.70)	(.69)
Distributions from net realized gain	(1.07)	(.47)	(1.34)	(2.19)	(.34)
Total distributions	(1.58)	(.85)	(1.81)	(2.89)	(1.03)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$20.26	$23.77	$21.86	$20.37	$24.21
Total ReturnE,F	(8.37)%	12.83%	17.93%	(4.18)%C	8.77%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.62%	.62%	.62%	.62%
Expenses net of fee waivers, if any	.61%	.61%	.62%	.62%	.62%
Expenses net of all reductions	.60%	.61%	.62%	.61%	.62%
Net investment income (loss)	2.45%	2.11%	2.31%	2.77%	2.86%B
Supplemental Data
Net assets, end of period (000 omitted)	$382,041	$457,011	$428,682	$349,685	$388,773
Portfolio turnover rateI	39%	36%	38%	46%	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.28)%

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, contingent interest, certain conversion ratio adjustments, deferred trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$955,056,479
Gross unrealized depreciation	(354,670,833)
Net unrealized appreciation (depreciation)	$600,385,646
Tax Cost	$4,039,677,798

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,707,818
Undistributed long-term capital gain	$319,498,077
Net unrealized appreciation (depreciation) on securities and other investments	$597,824,974

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$114,433,117	$ 147,883,301
Long-term Capital Gains	252,179,463	61,038,299
Total	$366,612,580	$ 208,921,600

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,934,166,483 and $2,465,828,610, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$304,575
Service Class 2	3,414,118
$3,718,693

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$2,083,418
Service Class	196,944
Service Class 2	883,096
Investor Class	629,345
$3,792,803

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $77,236 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,004 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $125,213, including $773 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $341,205 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56,625.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$222,800,478	$–
Service Class	20,936,377	–
Service Class 2	93,014,239	–
Investor Class	29,861,486	–
Total	$366,612,580	$–
From net investment income
Initial Class	$–	$57,100,690
Service Class	–	5,119,022
Service Class 2	–	21,140,938
Investor Class	–	7,229,732
Total	$–	$90,590,382
From net realized gain
Initial Class	$–	$72,446,182
Service Class	–	6,724,532
Service Class 2	–	29,918,354
Investor Class	–	9,242,150
Total	$–	$118,331,218

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	3,655,285	3,501,530	$82,178,952	$79,596,634
Reinvestment of distributions	10,361,692	5,661,287	222,800,478	129,546,872
Shares redeemed	(20,272,553)	(26,762,957)	(462,105,188)	(612,741,909)
Net increase (decrease)	(6,255,576)	(17,600,140)	$(157,125,758)	$(403,598,403)
Service Class
Shares sold	367,840	454,316	$8,259,272	$10,221,020
Reinvestment of distributions	978,261	520,108	20,936,377	11,843,554
Shares redeemed	(2,049,998)	(2,128,567)	(46,212,879)	(48,094,891)
Net increase (decrease)	(703,897)	(1,154,143)	$(17,017,230)	$(26,030,317)
Service Class 2
Shares sold	4,840,048	7,005,495	$105,924,713	$153,649,419
Reinvestment of distributions	4,432,220	2,285,662	93,014,239	51,059,292
Shares redeemed	(11,102,644)	(12,115,246)	(247,224,576)	(268,609,638)
Net increase (decrease)	(1,830,376)	(2,824,089)	$(48,285,624)	$(63,900,927)
Investor Class
Shares sold	1,493,108	1,617,443	$33,487,332	$36,296,179
Reinvestment of distributions	1,395,950	723,059	29,861,486	16,471,882
Shares redeemed	(3,255,148)	(2,720,297)	(73,588,766)	(61,293,536)
Net increase (decrease)	(366,090)	(379,795)	$(10,239,948)	$(8,525,475)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Equity-Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.53%
Actual		$1,000.00	$938.70	$2.59
Hypothetical-C		$1,000.00	$1,022.53	$2.70
Service Class	.63%
Actual		$1,000.00	$938.30	$3.08
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class 2.78%
Actual		$1,000.00	$937.50	$3.81
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Investor Class	.61%
Actual		$1,000.00	$938.50	$2.98
Hypothetical-C		$1,000.00	$1,022.13	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Equity-Income Portfolio
Initial Class	02/08/19	02/08/19	$0.087	$1.403
Service Class	02/08/19	02/08/19	$0.084	$1.403
Service Class 2	02/08/19	02/08/19	$0.079	$1.403
Investor Class	02/08/19	02/08/19	$0.085	$1.403

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $319,533,636, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 47%, and 99%; Service Class designates 51%, and 100%; Service Class 2 designates 55%, and 100%; and Investor Class designates 50%, and 100%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Equity-Income Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPEI-ANN-0219
1.540027.121

Fidelity® Variable Insurance Products: Growth Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.17)%	10.16%	15.01%
Service Class	(0.27)%	10.05%	14.89%
Service Class 2	(0.43)%	9.88%	14.72%
Investor Class	(0.24)%	10.07%	14.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$40,484	VIP Growth Portfolio - Initial Class
$40,995	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Lead Portfolio Manager Jason Weiner:  For the year, the fund’s share classes returned between 0% and -1%, outpacing the -2.12% result of the benchmark Russell 3000® Growth Index. Stock choices and a large overweighting in information technology's software & services industry boosted the fund’s performance versus the benchmark the most, as higher-growth industries rallied for much of the 12-month period. Our overweighting in CME Group, a diversified financials firm operating an options and futures exchange, added more value than any other individual fund position. Our position in CME gained about 32% this period, boosted by strong profits for the firm as customers increasingly turned to its products to help manage financial risk. A significant overweighting in publishing software maker Adobe also contributed. The market rewarded the company's strong growth this period, with the stock gaining about 29%. Our sizable Amazon.com stake rose about 28% for the fund, as the e-commerce firm continued to take market share from traditional brick-and-mortar stores. The company also reported strong quarterly profits, largely driven by Amazon Web Services and its emerging advertising business. Conversely, an overweighting in Insmed, a biopharmaceutical firm focused on treatments for rare diseases, was the fund’s biggest relative detractor; the stock returned -58%. Charles Schwab, a large fund holding during the year, was another laggard. Shares of the bank and brokerage firm returned about -18% on competition concerns as well as broader market volatility that pulled down financials stocks late in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Jason Weiner returned from a six-month leave of absence in June 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
Microsoft Corp.	7.1
Alphabet, Inc. Class A	6.6
Amazon.com, Inc.	5.9
Visa, Inc. Class A	3.4
Apple, Inc.	3.2
Adobe, Inc.	2.7
Charles Schwab Corp.	2.5
Home Depot, Inc.	2.3
American Tower Corp.	2.1
CME Group, Inc.	2.0
37.8

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Information Technology	33.3
Health Care	15.2
Consumer Discretionary	15.1
Communication Services	10.1
Financials	7.4

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 12.9%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
COMMUNICATION SERVICES - 10.1%
Entertainment - 0.8%
Activision Blizzard, Inc.	433,932	$20,208,213
Electronic Arts, Inc. (a)	269,221	21,244,229
		41,452,442
Interactive Media & Services - 8.3%
Alphabet, Inc. Class A (a)	308,398	322,263,574
Facebook, Inc. Class A (a)	358,309	46,970,727
Tencent Holdings Ltd.	903,700	36,238,018
		405,472,319
Media - 1.0%
Charter Communications, Inc. Class A (a)	171,500	48,872,355

TOTAL COMMUNICATION SERVICES		495,797,116

CONSUMER DISCRETIONARY - 15.1%
Diversified Consumer Services - 1.1%
Grand Canyon Education, Inc. (a)	337,800	32,476,092
Laureate Education, Inc. Class A (a)	1,338,200	20,394,168
		52,870,260
Hotels, Restaurants & Leisure - 1.4%
Domino's Pizza, Inc.	82,300	20,409,577
McDonald's Corp.	188,900	33,542,973
Wingstop, Inc.	252,200	16,188,718
		70,141,268
Household Durables - 1.1%
Blu Homes, Inc. (a)(b)(c)	14,533,890	25,138
D.R. Horton, Inc.	728,800	25,260,208
NVR, Inc. (a)	11,560	28,171,604
		53,456,950
Internet & Direct Marketing Retail - 7.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	140,000	19,189,800
Amazon.com, Inc. (a)	192,400	288,979,028
MercadoLibre, Inc.	63,400	18,566,690
Stamps.com, Inc. (a)	149,991	23,344,599
		350,080,117
Media - 0.0%
China Literature Ltd. (a)(d)	980	4,543
Specialty Retail - 3.3%
Home Depot, Inc.	654,732	112,496,052
Ross Stores, Inc.	197,600	16,440,320
Ulta Beauty, Inc. (a)	141,200	34,571,408
		163,507,780
Textiles, Apparel & Luxury Goods - 1.0%
Capri Holdings Ltd. (a)	231,600	8,782,272
LVMH Moet Hennessy - Louis Vuitton SA	112,115	32,824,577
Pinduoduo, Inc. ADR (e)	394,000	8,841,360
		50,448,209

TOTAL CONSUMER DISCRETIONARY		740,509,127

CONSUMER STAPLES - 4.2%
Beverages - 1.7%
Constellation Brands, Inc. Class A (sub. vtg.)	113,900	18,317,398
Fever-Tree Drinks PLC	391,305	10,967,674
Kweichow Moutai Co. Ltd. (A Shares)	141,870	12,169,037
Monster Beverage Corp. (a)	241,700	11,896,474
Pernod Ricard SA	85,000	13,955,808
Pernod Ricard SA ADR	408,400	13,371,016
		80,677,407
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	115,800	16,123,992
The Simply Good Foods Co. (a)	439,700	8,310,330
		24,434,322
Household Products - 0.6%
Energizer Holdings, Inc.	616,500	27,834,975
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	247,300	32,173,730
Unilever NV (NY Reg.)	698,300	37,568,540
		69,742,270

TOTAL CONSUMER STAPLES		202,688,974

ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Cheniere Energy, Inc. (a)	1,351,800	80,013,042
Range Resources Corp.	1,497,500	14,331,075
Reliance Industries Ltd.	2,052,288	33,076,440
		127,420,557
FINANCIALS - 7.2%
Banks - 2.2%
First Republic Bank	432,500	37,584,250
HDFC Bank Ltd.	117,289	3,580,478
HDFC Bank Ltd. sponsored ADR	294,900	30,548,691
M&T Bank Corp.	252,200	36,097,386
Metro Bank PLC (a)	85,000	1,834,213
		109,645,018
Capital Markets - 4.9%
Charles Schwab Corp.	2,978,700	123,705,411
CME Group, Inc.	508,597	95,677,268
JMP Group, Inc.	240,100	936,390
MSCI, Inc.	14,800	2,181,964
The Blackstone Group LP	574,200	17,116,902
		239,617,935
Diversified Financial Services - 0.1%
Prosegur Cash SA (d)	1,477,600	3,274,185

TOTAL FINANCIALS		352,537,138

HEALTH CARE - 15.1%
Biotechnology - 3.3%
AC Immune SA (a)	421,500	3,983,175
Acceleron Pharma, Inc. (a)	118,300	5,151,965
Affimed NV (a)(e)	615,487	1,914,165
Alexion Pharmaceuticals, Inc. (a)	218,300	21,253,688
Biogen, Inc. (a)	182,800	55,008,176
Calyxt, Inc. (a)	313,056	3,243,260
Cytokinetics, Inc. (a)	497,720	3,145,590
Gamida Cell Ltd. (a)(e)	59,400	590,436
Insmed, Inc. (a)	1,312,783	17,223,713
Prothena Corp. PLC (a)	288,500	2,971,550
Rubius Therapeutics, Inc.	55,300	889,224
Vertex Pharmaceuticals, Inc. (a)	278,198	46,100,191
		161,475,133
Health Care Equipment & Supplies - 5.9%
Becton, Dickinson & Co.	390,900	88,077,588
Boston Scientific Corp. (a)	1,639,600	57,943,464
Danaher Corp.	353,926	36,496,849
Intuitive Surgical, Inc. (a)	187,500	89,797,500
ResMed, Inc.	163,100	18,572,197
		290,887,598
Health Care Providers & Services - 1.2%
Elanco Animal Health, Inc.	27,800	876,534
National Vision Holdings, Inc. (a)	18,700	526,779
Neuronetics, Inc.	82,400	1,594,440
UnitedHealth Group, Inc.	214,100	53,336,592
		56,334,345
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	174,400	15,577,408
Life Sciences Tools & Services - 0.7%
Codexis, Inc. (a)	249,100	4,159,970
Mettler-Toledo International, Inc. (a)	37,900	21,435,482
Sartorius Stedim Biotech	84,900	8,496,899
		34,092,351
Pharmaceuticals - 3.7%
Allergan PLC	174,100	23,270,206
AstraZeneca PLC sponsored ADR	2,071,000	78,656,580
Mallinckrodt PLC (a)	536,400	8,475,120
Mylan NV (a)	694,400	19,026,560
Novartis AG sponsored ADR	303,700	26,060,497
Perrigo Co. PLC	677,200	26,241,500
		181,730,463

TOTAL HEALTH CARE		740,097,298

INDUSTRIALS - 6.3%
Aerospace & Defense - 0.4%
TransDigm Group, Inc. (a)	56,096	19,076,006
Commercial Services & Supplies - 0.7%
Copart, Inc. (a)	711,400	33,990,692
Electrical Equipment - 1.7%
AMETEK, Inc.	519,900	35,197,230
Fortive Corp.	689,413	46,645,684
		81,842,914
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	83,417	22,232,299
Machinery - 1.9%
Allison Transmission Holdings, Inc.	600,200	26,354,782
Deere & Co.	259,300	38,679,781
Gardner Denver Holdings, Inc. (a)	1,454,300	29,740,435
		94,774,998
Professional Services - 1.1%
IHS Markit Ltd. (a)	524,500	25,160,265
TransUnion Holding Co., Inc.	535,561	30,419,865
		55,580,130

TOTAL INDUSTRIALS		307,497,039

INFORMATION TECHNOLOGY - 32.6%
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	149,400	12,104,388
Zebra Technologies Corp. Class A (a)	103,400	16,464,382
		28,568,770
IT Services - 9.6%
Adyen BV (d)	9,700	5,279,599
Elastic NV	5,300	378,844
Fidelity National Information Services, Inc.	439,500	45,070,725
Global Payments, Inc.	325,900	33,610,067
GoDaddy, Inc. (a)	558,959	36,678,890
MasterCard, Inc. Class A	208,800	39,390,120
Okta, Inc. (a)	96,800	6,175,840
PayPal Holdings, Inc. (a)	791,800	66,582,462
Shopify, Inc. Class A (a)	134,400	18,585,831
VeriSign, Inc. (a)	265,100	39,311,679
Visa, Inc. Class A	1,250,472	164,987,276
Wix.com Ltd. (a)	136,900	12,367,546
		468,418,879
Semiconductors & Semiconductor Equipment - 3.2%
ASML Holding NV	142,000	22,098,040
Broadcom, Inc.	99,300	25,250,004
Cree, Inc. (a)(e)	193,900	8,294,073
NVIDIA Corp.	321,900	42,973,650
NXP Semiconductors NV	519,400	38,061,632
Semtech Corp. (a)	463,100	21,242,397
		157,919,796
Software - 16.0%
Adobe, Inc. (a)	582,800	131,852,672
Autodesk, Inc. (a)	255,400	32,846,994
Black Knight, Inc. (a)	564,500	25,436,370
DocuSign, Inc.	323,200	12,953,856
Intuit, Inc.	261,800	51,535,330
Microsoft Corp.	3,432,400	348,628,866
Pluralsight, Inc. (e)	117,400	2,764,770
Red Hat, Inc. (a)	303,100	53,236,484
Salesforce.com, Inc. (a)	572,262	78,382,726
SolarWinds, Inc. (a)	866,400	11,982,312
Splunk, Inc. (a)	167,200	17,530,920
Upwork, Inc. (e)	13,400	242,674
Zscaler, Inc. (a)(e)	392,000	15,370,320
		782,764,294
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	992,100	156,493,854

TOTAL INFORMATION TECHNOLOGY		1,594,165,593

MATERIALS - 3.4%
Chemicals - 3.1%
CF Industries Holdings, Inc.	253,700	11,038,487
DowDuPont, Inc.	1,093,300	58,469,684
Sherwin-Williams Co.	74,100	29,155,386
The Chemours Co. LLC	929,400	26,227,668
Umicore SA	619,113	24,727,896
		149,619,121
Containers & Packaging - 0.3%
Aptargroup, Inc.	181,400	17,064,298

TOTAL MATERIALS		166,683,419

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	661,800	104,690,142
TOTAL COMMON STOCKS
(Cost $3,585,299,748)		4,832,086,403

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.8%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
BioNTech AG Series A (b)(c)	22,085	6,423,645
INFORMATION TECHNOLOGY - 0.7%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(b)(c)	181,657	175,299
Software - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(b)(c)	636,240	31,029,425
TOTAL INFORMATION TECHNOLOGY		31,204,724

TOTAL CONVERTIBLE PREFERRED STOCKS		37,628,369

Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
Itau Unibanco Holding SA sponsored ADR	1,236,150	11,298,411
TOTAL PREFERRED STOCKS
(Cost $26,246,075)		48,926,780

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 2.42% (f)	12,569,231	12,571,745
Fidelity Securities Lending Cash Central Fund 2.41% (f)(g)	27,418,292	27,421,034
TOTAL MONEY MARKET FUNDS
(Cost $39,992,779)		39,992,779
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $3,651,538,602)		4,921,005,962
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(22,527,193)
NET ASSETS - 100%		$4,898,478,769

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,653,507 or 0.8% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,558,327 or 0.2% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$3,638,989
BioNTech AG Series A	12/29/17	$4,836,805
Blu Homes, Inc.	6/21/13	$4,848,302
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$9,870,023

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$747,002
Fidelity Securities Lending Cash Central Fund	169,471
Total	$916,473

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$495,797,116	$495,797,116	$--	$--
Consumer Discretionary	740,509,127	707,659,412	32,824,577	25,138
Consumer Staples	202,688,974	202,688,974	--	--
Energy	127,420,557	127,420,557	--	--
Financials	363,835,549	360,255,071	3,580,478	--
Health Care	746,520,943	740,097,298	--	6,423,645
Industrials	307,497,039	307,497,039	--	--
Information Technology	1,625,370,317	1,594,165,593	--	31,204,724
Materials	166,683,419	166,683,419	--	--
Real Estate	104,690,142	104,690,142	--	--
Money Market Funds	39,992,779	39,992,779	--	--
Total Investments in Securities:	$4,921,005,962	$4,846,947,400	$36,405,055	$37,653,507

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$63,714,042

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.1%
Netherlands	2.5%
United Kingdom	1.8%
France	1.4%
India	1.4%
Cayman Islands	1.3%
Ireland	1.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $26,783,298) — See accompanying schedule: Unaffiliated issuers (cost $3,611,545,823)	$4,881,013,183
Fidelity Central Funds (cost $39,992,779)	39,992,779
Total Investment in Securities (cost $3,651,538,602)		$4,921,005,962
Foreign currency held at value (cost $386)		386
Receivable for investments sold		1,682,430
Receivable for fund shares sold		6,919,419
Dividends receivable		2,003,002
Distributions receivable from Fidelity Central Funds		43,769
Prepaid expenses		8,108
Other receivables		271,334
Total assets		4,931,934,410
Liabilities
Payable for fund shares redeemed	$2,872,653
Accrued management fee	2,260,365
Distribution and service plan fees payable	259,960
Other affiliated payables	393,468
Other payables and accrued expenses	263,315
Collateral on securities loaned	27,405,880
Total liabilities		33,455,641
Net Assets		$4,898,478,769
Net Assets consist of:
Paid in capital		$3,285,675,075
Total distributable earnings (loss)		1,612,803,694
Net Assets		$4,898,478,769
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($2,869,483,757 ÷ 45,461,813 shares)		$63.12
Service Class:
Net Asset Value, offering price and redemption price per share ($600,589,758 ÷ 9,558,960 shares)		$62.83
Service Class 2:
Net Asset Value, offering price and redemption price per share ($971,010,322 ÷ 15,683,778 shares)		$61.91
Investor Class:
Net Asset Value, offering price and redemption price per share ($457,394,932 ÷ 7,282,745 shares)		$62.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$50,316,804
Income from Fidelity Central Funds		916,473
Total income		51,233,277
Expenses
Management fee	$30,125,617
Transfer agent fees	4,031,678
Distribution and service plan fees	3,415,970
Accounting and security lending fees	1,110,806
Custodian fees and expenses	142,572
Independent trustees' fees and expenses	30,001
Audit	75,044
Legal	17,845
Interest	9,329
Miscellaneous	37,143
Total expenses before reductions	38,996,005
Expense reductions	(490,378)
Total expenses after reductions		38,505,627
Net investment income (loss)		12,727,650
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	343,103,952
Fidelity Central Funds	2,787
Foreign currency transactions	(98,601)
Total net realized gain (loss)		343,008,138
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(340,032,777)
Fidelity Central Funds	(3,277)
Assets and liabilities in foreign currencies	(8,479)
Total change in net unrealized appreciation (depreciation)		(340,044,533)
Net gain (loss)		2,963,605
Net increase (decrease) in net assets resulting from operations		$15,691,255

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,727,650	$7,945,454
Net realized gain (loss)	343,008,138	828,338,568
Change in net unrealized appreciation (depreciation)	(340,044,533)	618,534,244
Net increase (decrease) in net assets resulting from operations	15,691,255	1,454,818,266
Distributions to shareholders	(772,624,604)	–
Distributions to shareholders from net investment income	–	(8,567,146)
Distributions to shareholders from net realized gain	–	(350,370,184)
Total distributions	(772,624,604)	(358,937,330)
Share transactions - net increase (decrease)	348,437,104	(82,598,099)
Total increase (decrease) in net assets	(408,496,245)	1,013,282,837
Net Assets
Beginning of period	5,306,975,014	4,293,692,177
End of period	$4,898,478,769	$5,306,975,014
Other Information
Undistributed net investment income end of period		$3,334,020

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$74.05	$59.31	$65.75	$63.48	$57.14
Income from Investment Operations
Net investment income (loss)A	.21	.15	.12	.19	.20
Net realized and unrealized gain (loss)	(.25)B,C	19.66	(.48)	4.24	6.26
Total from investment operations	(.04)	19.81	(.36)	4.43	6.46
Distributions from net investment income	(.18)	(.15)	(.02)	(.17)	(.12)
Distributions from net realized gain	(10.72)	(4.92)	(6.06)	(1.98)	–
Total distributions	(10.89)D	(5.07)	(6.08)	(2.16)E	(.12)
Redemption fees added to paid in capitalA	–	–	–	–F	–F
Net asset value, end of period	$63.12	$74.05	$59.31	$65.75	$63.48
Total ReturnG,H	(.17)%C	35.13%	.80%	7.17%	11.30%
Ratios to Average Net AssetsI,J
Expenses before reductions	.63%	.64%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.63%	.64%	.64%	.64%	.65%
Expenses net of all reductions	.62%	.63%	.64%	.64%	.64%
Net investment income (loss)	.30%	.22%	.21%	.29%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$2,869,484	$3,165,086	$2,736,295	$3,045,732	$3,143,666
Portfolio turnover rateK	34%	50%	61%	63%	46%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.20)%.

 D Total distributions of $10.89 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $10.715 per share.

 E Total distributions of $2.16 per share is comprised of distributions from net investment income of $.171 and distributions from net realized gain of $1.984 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$73.76	$59.10	$65.57	$63.32	$57.00
Income from Investment Operations
Net investment income (loss)A	.14	.08	.06	.12	.14
Net realized and unrealized gain (loss)	(.25)B,C	19.59	(.47)	4.22	6.24
Total from investment operations	(.11)	19.67	(.41)	4.34	6.38
Distributions from net investment income	(.11)	(.09)	–	(.11)	(.06)
Distributions from net realized gain	(10.72)	(4.92)	(6.06)	(1.98)	–
Total distributions	(10.82)D	(5.01)	(6.06)	(2.09)	(.06)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$62.83	$73.76	$59.10	$65.57	$63.32
Total ReturnF,G	(.27)%C	35.00%	.71%	7.05%	11.19%
Ratios to Average Net AssetsH,I
Expenses before reductions	.73%	.74%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.74%	.75%
Expenses net of all reductions	.72%	.73%	.74%	.74%	.74%
Net investment income (loss)	.20%	.12%	.11%	.19%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$600,590	$624,381	$482,603	$527,178	$521,455
Portfolio turnover rateJ	34%	50%	61%	63%	46%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.30)%.

 D Total distributions of $10.82 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $10.715 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$72.86	$58.44	$65.01	$62.80	$56.57
Income from Investment Operations
Net investment income (loss)A	.03	(.02)	(.03)	.02	.05
Net realized and unrealized gain (loss)	(.23)B,C	19.36	(.48)	4.20	6.18
Total from investment operations	(.20)	19.34	(.51)	4.22	6.23
Distributions from net investment income	(.03)	(.06)	–	(.02)	–
Distributions from net realized gain	(10.72)	(4.86)	(6.06)	(1.98)	–
Total distributions	(10.75)	(4.92)	(6.06)	(2.01)D	–
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$61.91	$72.86	$58.44	$65.01	$62.80
Total ReturnF,G	(.43)%C	34.81%	.55%	6.90%	11.01%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.89%	.89%	.89%	.90%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.89%	.90%
Expenses net of all reductions	.87%	.88%	.89%	.89%	.89%
Net investment income (loss)	.05%	(.03)%	(.04)%	.04%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$971,010	$1,069,117	$783,297	$958,371	$845,165
Portfolio turnover rateJ	34%	50%	61%	63%	46%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.46)%.

 D Total distributions of $2.01 per share is comprised of distributions from net investment income of $.021 and distributions from net realized gain of $1.984 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$73.73	$59.08	$65.55	$63.30	$56.99
Income from Investment Operations
Net investment income (loss)A	.15	.10	.07	.13	.15
Net realized and unrealized gain (loss)	(.23)B,C	19.58	(.48)	4.23	6.24
Total from investment operations	(.08)	19.68	(.41)	4.36	6.39
Distributions from net investment income	(.12)	(.10)	–	(.13)	(.08)
Distributions from net realized gain	(10.72)	(4.92)	(6.06)	(1.98)	–
Total distributions	(10.84)	(5.03)D	(6.06)	(2.11)	(.08)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$62.81	$73.73	$59.08	$65.55	$63.30
Total ReturnF,G	(.24)%C	35.03%	.71%	7.09%	11.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	.71%	.72%	.73%	.72%	.73%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.72%	.73%
Expenses net of all reductions	.70%	.71%	.72%	.72%	.73%
Net investment income (loss)	.22%	.14%	.12%	.21%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$457,395	$448,392	$291,497	$308,555	$269,599
Portfolio turnover rateJ	34%	50%	61%	63%	46%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.27)%.

 D Total distributions of $5.03 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $4.921 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $160,979 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,509,196,016
Gross unrealized depreciation	(243,022,733)
Net unrealized appreciation (depreciation)	$1,266,173,283
Tax Cost	$3,654,832,679

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,355,413
Undistributed long-term capital gain	$342,424,828
Net unrealized appreciation (depreciation) on securities and other investments	$1,266,184,430

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$10,111,378	$ 77,081,411
Long-term Capital Gains	762,513,226	281,855,919
Total	$772,624,604	$ 358,937,330

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,881,152,788 and $2,190,292,947, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$668,270
Service Class 2	2,747,700
$3,415,970

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$2,125,881
Service Class	432,379
Service Class 2	711,011
Investor Class	762,407
$4,031,678

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40,361 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,459,947	2.44%	$9,329

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,127 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $169,471, including $59 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $436,871 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $729.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $52,778.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$459,477,138	$–
Service Class	91,255,337	–
Service Class 2	154,036,104	–
Investor Class	67,856,025	–
Total	$772,624,604	$–
From net investment income
Initial Class	$–	$6,582,091
Service Class	–	699,983
Service Class 2	–	744,111
Investor Class	–	540,961
Total	$–	$8,567,146
From net realized gain
Initial Class	$–	$219,487,438
Service Class	–	40,072,239
Service Class 2	–	65,611,272
Investor Class	–	25,199,235
Total	$–	$350,370,184

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	2,407,126	1,496,273	$165,525,089	$101,133,216
Reinvestment of distributions	7,206,690	3,635,136	459,477,138	226,069,529
Shares redeemed	(6,892,103)	(8,529,956)	(481,727,817)	(586,806,149)
Net increase (decrease)	2,721,713	(3,398,547)	$143,274,410	$(259,603,404)
Service Class
Shares sold	904,170	646,963	$62,840,270	$43,354,450
Reinvestment of distributions	1,437,721	657,074	91,255,337	40,772,222
Shares redeemed	(1,247,831)	(1,005,654)	(86,955,090)	(67,216,694)
Net increase (decrease)	1,094,060	298,383	$67,140,517	$16,909,978
Service Class 2
Shares sold	2,712,268	3,028,603	$187,536,336	$201,763,654
Reinvestment of distributions	2,461,880	1,083,357	154,036,104	66,355,383
Shares redeemed	(4,164,555)	(2,841,547)	(282,470,762)	(185,550,582)
Net increase (decrease)	1,009,593	1,270,413	$59,101,678	$82,568,455
Investor Class
Shares sold	1,535,840	1,345,325	$107,510,371	$92,962,412
Reinvestment of distributions	1,069,589	413,367	67,856,025	25,740,196
Shares redeemed	(1,403,875)	(611,576)	(96,445,897)	(41,175,736)
Net increase (decrease)	1,201,554	1,147,116	$78,920,499	$77,526,872

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 37% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Growth Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.63%
Actual		$1,000.00	$908.00	$3.03
Hypothetical-C		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$907.50	$3.51
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$906.80	$4.23
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$907.70	$3.41
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Growth Portfolio
Initial Class	02/08/2019	02/08/2019	$0.066	$4.437
Service Class	02/08/2019	02/08/2019	$0.055	$4.437
Service Class 2	02/08/2019	02/08/2019	$0.039	$4.437
Investor Class	02/08/2019	02/08/2019	$0.057	$4.437

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $342,438,091, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 4% and 100%; Service Class designates 5% and 100%; Service Class 2 designates 8% and 0%; and Investor Class designates 5% and 100%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Growth Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPGRWT-ANN-0219
1.540077.121

Fidelity® Variable Insurance Products: High Income Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(3.46)%	2.93%	9.08%
Service Class	(3.60)%	2.81%	8.94%
Service Class 2	(3.63)%	2.67%	8.80%
Investor Class	(3.50)%	2.88%	9.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$23,837	VIP High Income Portfolio - Initial Class
$28,438	ICE® BofAML® US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds returned -2.27% in 2018, as measured by the ICE BofAML® US High Yield Constrained Index. After finishing the first quarter with a modestly negative result, high-yield bonds mounted a steady climb from April through September, bolstered by the sturdy domestic economy and strong corporate earnings. As the fourth quarter began, however, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from stocks and other risk assets, including high yield, as they were already gripped by uncertainty about global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. With its concentration in energy-related companies, the high-yield market was particularly hampered by a significant decline in oil prices. Overall, the fourth-quarter result for high yield was the worst for any three-month period since January 2016. For the full year, lower-quality bonds returned -3.28%, lagging the -1.77% result of credits rated B and the -2.49% return of BBs. By industry, automotive & auto parts and energy each returned about -7% to finish behind the broader market. Other notable laggards: banks & thrifts (-4%) and two cyclical industries, homebuilders/real estate (-4%) and metals/mining (-4%). The best-performing categories were railroads (+3%), followed by a few defensive-oriented segments, including health care (+2%) and food & drug retailers, which was roughly flat for the year.

Comments from Co-Portfolio Manager Michael Weaver:  For the year, the fund’s share classes returned roughly -3% to -4%, lagging the benchmark ICE BofAML index. The fund’s core high-yield bond investments returned -2.94% in 2018, detracting from our result versus the benchmark. By industry, relative performance was primarily held back by security selection in four groups: telecommunications, cable/satellite TV, metals/mining, and gaming. Industry selection was slightly positive overall. I'll note that the fund’s modest position in cash contributed to relative performance in a down market. It also helped to hold a non-benchmark stake in floating-rate bank loans, which we significantly reduced by year-end. Untimely ownership of satellite provider Intelsat was the biggest relative detractor because we established a position this year but missed out on the bonds' earlier strength. In contrast, overweighting the bonds of Community Health Systems was the top contributor, followed by a sizable overweighting in Icahn Enterprises, a diversified financial services company and one of the fund's largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 2, 2018, Michael Weaver became Co-Portfolio Manager of the fund, joining Matt Conti. On December 1, 2018, Alexandre Karam assumed co-management responsibilities, joining Matt and Mike. The three managed the fund together until December 31, 2018, at which point Matt retired, leaving Mike and Alexandre as co-managers.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
CCO Holdings LLC/CCO Holdings Capital Corp.	3.6
CSC Holdings LLC	2.4
Ally Financial, Inc.	2.3
Community Health Systems, Inc.	2.0
Tenet Healthcare Corp.	2.0
12.3

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Energy	17.1
Telecommunications	11.3
Cable/Satellite TV	8.9
Healthcare	8.7
Diversified Financial Services	5.8

Quality Diversification (% of fund's net assets)

As of December 31, 2018
BBB	0.8%
BB	43.1%
B	40.2%
CCC,CC,C	13.2%
Equities	0.1%
Short-Term Investments and Net Other Assets	2.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *
Nonconvertible Bonds	91.0%
Convertible Bonds, Preferred Stocks	0.5%
Common Stocks	0.1%
Bank Loan Obligations	2.6%
Other Investments	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 24.3%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Corporate Bonds - 91.5%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24	$4,480,000	$3,566,824
3.375% 8/15/26	1,580,000	1,275,875
		4,842,699
Nonconvertible Bonds - 91.0%
Aerospace - 2.5%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	5,085,000	4,817,987
Bombardier, Inc.:
6.125% 1/15/23 (a)	7,925,000	7,429,688
7.5% 12/1/24 (a)	1,705,000	1,606,963
BWX Technologies, Inc. 5.375% 7/15/26 (a)	2,935,000	2,824,057
TransDigm, Inc.:
6% 7/15/22	1,725,000	1,684,031
6.375% 6/15/26	4,340,000	4,036,200
		22,398,926
Air Transportation - 0.6%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	5,330,000	5,116,800
Banks & Thrifts - 2.3%
Ally Financial, Inc.:
5.75% 11/20/25	13,625,000	13,556,854
8% 11/1/31	6,215,000	6,898,650
		20,455,504
Broadcasting - 1.3%
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	3,435,000	3,287,810
5% 8/1/27 (a)	3,455,000	3,157,006
5.375% 4/15/25 (a)	1,495,000	1,416,513
6% 7/15/24 (a)	3,330,000	3,338,325
		11,199,654
Cable/Satellite TV - 8.6%
Altice SA 7.75% 5/15/22 (a)	2,540,000	2,311,400
Cablevision Systems Corp. 5.875% 9/15/22	1,695,000	1,665,338
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	9,710,000	9,054,575
5% 2/1/28 (a)	11,430,000	10,515,600
5.125% 5/1/23 (a)	1,065,000	1,035,713
5.125% 5/1/27 (a)	5,530,000	5,150,642
5.5% 5/1/26 (a)	4,285,000	4,118,956
5.875% 4/1/24 (a)	2,000,000	1,990,000
CSC Holdings LLC:
5.375% 7/15/23 (a)	5,000,000	4,879,600
5.375% 2/1/28 (a)	1,625,000	1,494,480
5.5% 5/15/26 (a)	7,580,000	7,144,150
5.5% 4/15/27 (a)	2,245,000	2,087,850
7.5% 4/1/28 (a)	2,370,000	2,364,075
7.75% 7/15/25 (a)	2,825,000	2,867,375
DISH DBS Corp.:
5.875% 11/15/24	3,685,000	2,966,425
6.75% 6/1/21	2,110,000	2,088,267
7.75% 7/1/26	2,070,000	1,712,925
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	3,170,000	2,931,775
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	3,235,000	2,919,588
6% 1/15/27 (a)	3,095,000	2,708,125
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	5,230,000	4,680,850
		76,687,709
Capital Goods - 0.8%
AECOM:
5.125% 3/15/27	3,550,000	3,035,250
5.875% 10/15/24	3,735,000	3,678,975
		6,714,225
Chemicals - 3.7%
CF Industries Holdings, Inc. 5.15% 3/15/34	170,000	142,800
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	4,000,000	3,610,000
5.25% 6/1/27 (a)	890,000	787,650
OCI NV 6.625% 4/15/23 (a)	3,285,000	3,227,513
Olin Corp.:
5% 2/1/30	950,000	832,438
5.125% 9/15/27	2,270,000	2,088,400
Platform Specialty Products Corp. 5.875% 12/1/25 (a)	6,140,000	5,740,900
The Chemours Co. LLC 5.375% 5/15/27	2,675,000	2,407,500
TPC Group, Inc. 8.75% 12/15/20 (a)	6,400,000	6,080,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	2,810,000	2,455,940
Tronox Finance PLC 5.75% 10/1/25 (a)	2,555,000	2,069,550
Tronox, Inc. 6.5% 4/15/26 (a)	1,015,000	842,450
Valvoline, Inc. 4.375% 8/15/25	2,355,000	2,166,600
		32,451,741
Consumer Products - 0.3%
Coty, Inc. 6.5% 4/15/26 (a)	2,285,000	1,965,100
Prestige Brands, Inc. 6.375% 3/1/24 (a)	945,000	911,925
		2,877,025
Containers - 2.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)	4,155,000	3,968,025
6% 2/15/25 (a)	920,000	849,270
7.25% 5/15/24 (a)	1,275,000	1,271,813
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	2,075,000	1,968,656
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	3,105,000	2,786,738
OI European Group BV 4% 3/15/23 (a)	2,850,000	2,664,750
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	2,115,000	2,009,250
Silgan Holdings, Inc. 4.75% 3/15/25	2,680,000	2,499,100
		18,017,602
Diversified Financial Services - 5.8%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	1,585,000	1,248,188
Financial & Risk U.S. Holdings, Inc. 6.25% 5/15/26 (a)	2,015,000	1,944,475
FLY Leasing Ltd.:
5.25% 10/15/24	4,347,000	3,923,168
6.375% 10/15/21	2,890,000	2,882,775
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	8,165,000	8,001,700
6.25% 2/1/22	2,390,000	2,360,125
6.75% 2/1/24	4,500,000	4,455,000
MSCI, Inc. 4.75% 8/1/26 (a)	3,120,000	2,956,200
Navient Corp.:
5.875% 10/25/24	345,000	288,075
6.5% 6/15/22	1,490,000	1,364,661
7.25% 9/25/23	2,423,000	2,223,103
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	460,000	430,100
5.25% 8/15/22 (a)	1,615,000	1,562,513
5.5% 2/15/24 (a)	1,220,000	1,177,300
Quicken Loans, Inc. 5.25% 1/15/28 (a)	3,840,000	3,398,400
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	1,190,000	1,029,350
6.875% 2/15/23 (a)	400,000	363,000
SLM Corp.:
5.5% 1/25/23	3,150,000	2,756,250
6.125% 3/25/24	687,000	589,103
7.25% 1/25/22	1,925,000	1,857,625
Springleaf Financial Corp.:
6.875% 3/15/25	1,220,000	1,091,900
7.125% 3/15/26	3,665,000	3,227,766
Tempo Acquisition LLC 6.75% 6/1/25 (a)	2,920,000	2,701,000
		51,831,777
Diversified Media - 1.4%
MDC Partners, Inc. 6.5% 5/1/24 (a)	7,085,000	6,447,350
Nielsen Co. SARL (Luxembourg):
5% 2/1/25 (a)	3,295,000	3,080,825
5.5% 10/1/21 (a)	450,000	445,500
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,250,000	2,148,750
		12,122,425
Energy - 16.6%
California Resources Corp. 8% 12/15/22 (a)	6,120,000	4,146,300
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	5,325,000	5,027,066
5.875% 3/31/25	2,935,000	2,920,325
7% 6/30/24	4,335,000	4,573,425
Cheniere Energy Partners LP:
5.25% 10/1/25	6,355,000	5,926,038
5.625% 10/1/26 (a)	1,190,000	1,112,650
Chesapeake Energy Corp.:
4.875% 4/15/22	1,915,000	1,670,838
5.75% 3/15/23	3,275,000	2,824,688
8% 1/15/25	1,660,000	1,464,950
8% 6/15/27	2,000,000	1,680,000
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	3,500,000	3,386,250
Comstock Escrow Corp. 9.75% 8/15/26 (a)	4,250,000	3,591,250
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 6.5382% 6/15/22 (a)(b)(c)	4,095,000	4,084,741
6.875% 6/15/25 (a)	2,230,000	2,123,428
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25	2,080,000	1,929,200
DCP Midstream Operating LP 5.375% 7/15/25	2,950,000	2,883,625
Denbury Resources, Inc.:
4.625% 7/15/23	110,000	64,625
5.5% 5/1/22	1,395,000	920,700
6.375% 8/15/21	435,000	316,463
9% 5/15/21 (a)	3,350,000	3,132,250
9.25% 3/31/22 (a)	4,095,000	3,777,638
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	455,000	466,375
5.75% 1/30/28 (a)	455,000	464,191
Ensco PLC 7.75% 2/1/26	6,725,000	4,976,500
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	5,930,000	4,417,850
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	5,445,000	5,268,038
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	3,140,000	2,778,900
5.75% 10/1/25 (a)	1,995,000	1,775,550
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	1,285,000	1,105,100
Jonah Energy LLC 7.25% 10/15/25 (a)	3,005,000	1,923,200
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (a)	2,405,000	2,320,825
Nabors Industries, Inc. 5.5% 1/15/23	4,662,000	3,700,137
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	3,810,000	3,524,250
4.5% 9/15/27 (a)	565,000	502,850
Noble Holding International Ltd.:
5.25% 3/15/42	1,160,000	672,800
7.75% 1/15/24	1,314,000	995,355
7.875% 2/1/26 (a)	3,435,000	2,928,338
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	410,000	371,050
5.375% 1/15/25 (a)	3,145,000	2,893,400
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	4,315,000	4,239,488
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 11/15/23	4,045,000	3,680,950
Sanchez Energy Corp. 7.25% 2/15/23 (a)	6,380,000	5,199,700
SemGroup Corp.:
6.375% 3/15/25	3,375,000	3,113,438
7.25% 3/15/26	3,395,000	3,174,325
Southwestern Energy Co. 4.1% 3/15/22	1,800,000	1,638,000
Summit Midstream Holdings LLC 5.75% 4/15/25	3,515,000	3,233,800
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	1,465,000	1,428,375
5.5% 2/15/26	1,045,000	990,138
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28	3,100,000	2,805,500
5.125% 2/1/25	5,120,000	4,800,000
5.25% 5/1/23	400,000	392,000
5.375% 2/1/27	665,000	623,438
6.75% 3/15/24	2,065,000	2,095,975
Teine Energy Ltd. 6.875% 9/30/22 (a)	785,000	761,450
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	550,000	512,875
5% 1/31/28 (a)	2,550,000	2,244,000
U.S.A. Compression Partners LP 6.875% 4/1/26 (a)	2,981,000	2,861,760
Weatherford International Ltd.:
5.95% 4/15/42	665,000	338,319
6.5% 8/1/36	2,160,000	1,123,200
7% 3/15/38	771,000	398,993
9.875% 2/15/24	725,000	445,875
Weatherford International, Inc. 9.875% 3/1/25 (a)	4,945,000	3,004,088
		147,746,846
Entertainment/Film - 0.2%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	2,965,351	1,630,943
Environmental - 0.4%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	3,630,000	3,339,600
Tervita Escrow Corp. 7.625% 12/1/21 (a)	475,000	452,438
		3,792,038
Food/Beverage/Tobacco - 3.4%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	5,150,000	4,931,125
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	2,700,000	2,578,500
5.875% 7/15/24 (a)	8,540,000	8,369,200
Lamb Weston Holdings, Inc. 4.625% 11/1/24 (a)	2,165,000	2,105,463
Post Holdings, Inc.:
5% 8/15/26 (a)	1,950,000	1,774,500
5.625% 1/15/28 (a)	1,715,000	1,577,800
5.75% 3/1/27 (a)	1,635,000	1,532,813
Vector Group Ltd. 6.125% 2/1/25 (a)	8,649,000	7,351,650
		30,221,051
Gaming - 4.9%
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	6,330,000	5,443,800
Delta Merger Sub, Inc. 6% 9/15/26 (a)	485,000	458,325
Eldorado Resorts, Inc. 6% 4/1/25	2,095,000	2,020,921
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	2,645,000	2,626,273
MCE Finance Ltd. 4.875% 6/6/25 (a)	2,075,000	1,905,450
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	5,695,000	5,153,975
4.5% 1/15/28	2,895,000	2,533,125
Scientific Games Corp.:
5% 10/15/25 (a)	1,800,000	1,606,500
6.625% 5/15/21	3,910,000	3,704,725
10% 12/1/22	3,465,000	3,516,975
Stars Group Holdings BV 7% 7/15/26 (a)	4,940,000	4,804,150
Station Casinos LLC 5% 10/1/25 (a)	2,575,000	2,330,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,515,000	1,333,200
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	3,065,000	2,727,850
5.5% 10/1/27 (a)	3,650,000	3,175,500
		43,341,144
Healthcare - 8.7%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	400,000	379,000
Charles River Laboratories International, Inc. 5.5% 4/1/26 (a)	1,325,000	1,305,125
Community Health Systems, Inc.:
5.125% 8/1/21	4,150,000	3,849,125
6.25% 3/31/23	12,320,000	11,196,416
8.625% 1/15/24 (a)	2,785,000	2,750,188
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	5,145,000	4,952,063
HCA Holdings, Inc.:
4.5% 2/15/27	3,855,000	3,642,975
5% 3/15/24	1,655,000	1,638,450
5.875% 2/15/26	1,670,000	1,661,650
Hologic, Inc.:
4.375% 10/15/25 (a)	2,070,000	1,925,100
4.625% 2/1/28 (a)	395,000	355,500
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	1,345,000	1,229,834
5.25% 8/1/26	1,515,000	1,427,888
5.5% 5/1/24	2,870,000	2,855,650
6.375% 3/1/24	1,275,000	1,306,875
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	765,000	753,525
Teleflex, Inc. 4.875% 6/1/26	2,115,000	2,019,825
Tenet Healthcare Corp.:
4.375% 10/1/21	2,250,000	2,176,875
4.625% 7/15/24	1,540,000	1,432,200
5.125% 5/1/25	1,030,000	960,475
6.75% 6/15/23	2,435,000	2,285,856
8.125% 4/1/22	10,820,000	10,847,050
THC Escrow Corp. III 7% 8/1/25	3,425,000	3,168,125
Valeant Pharmaceuticals International, Inc.:
5.625% 12/1/21 (a)	1,419,000	1,397,715
5.875% 5/15/23 (a)	1,520,000	1,406,000
7% 3/15/24 (a)	5,000,000	5,050,000
9.25% 4/1/26 (a)	5,000,000	5,000,000
Wellcare Health Plans, Inc. 5.375% 8/15/26 (a)	670,000	646,550
		77,620,035
Homebuilders/Real Estate - 0.8%
Howard Hughes Corp. 5.375% 3/15/25 (a)	6,200,000	5,828,000
Starwood Property Trust, Inc. 4.75% 3/15/25	1,015,000	913,500
		6,741,500
Hotels - 0.7%
Hilton Escrow Issuer LLC 4.25% 9/1/24	4,225,000	3,992,625
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	2,525,000	2,424,000
		6,416,625
Insurance - 0.3%
AmWINS Group, Inc. 7.75% 7/1/26 (a)	3,110,000	2,938,950
Leisure - 0.8%
Mattel, Inc. 6.75% 12/31/25 (a)	5,240,000	4,675,076
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	840,000	846,300
7.25% 11/30/21 (a)	1,895,000	1,930,304
		7,451,680
Metals/Mining - 1.5%
Constellium NV 5.875% 2/15/26 (a)	1,780,000	1,584,200
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	1,710,000	1,419,300
7.25% 5/15/22 (a)	1,360,000	1,261,400
7.25% 4/1/23 (a)	4,110,000	3,616,800
Freeport-McMoRan, Inc. 3.875% 3/15/23	2,770,000	2,562,250
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	3,188,000	2,905,862
		13,349,812
Paper - 0.1%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (a)	880,000	783,200
Publishing/Printing - 0.3%
Multi-Color Corp. 4.875% 11/1/25 (a)	2,815,000	2,406,825
Restaurants - 1.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	1,785,000	1,643,646
5% 10/15/25 (a)	3,190,000	2,934,800
Golden Nugget, Inc. 6.75% 10/15/24 (a)	4,515,000	4,255,388
		8,833,834
Services - 2.2%
APX Group, Inc.:
7.625% 9/1/23	1,750,000	1,413,125
8.75% 12/1/20	3,285,000	3,128,963
Aramark Services, Inc.:
4.75% 6/1/26	2,250,000	2,115,000
5.125% 1/15/24	1,475,000	1,460,250
Avantor, Inc. 6% 10/1/24 (a)	1,760,000	1,729,200
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	2,320,000	1,977,800
CDK Global, Inc.:
4.875% 6/1/27	1,105,000	1,024,888
5.875% 6/15/26	1,940,000	1,947,857
Frontdoor, Inc. 6.75% 8/15/26 (a)	890,000	845,500
Laureate Education, Inc. 8.25% 5/1/25 (a)	2,835,000	2,976,750
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	1,520,000	1,124,800
		19,744,133
Steel - 0.2%
Commercial Metals Co. 5.375% 7/15/27	2,005,000	1,794,475
Super Retail - 0.0%
Sally Holdings LLC 5.625% 12/1/25	335,000	308,200
Technology - 4.2%
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	2,975,000	2,975,000
Fair Isaac Corp. 5.25% 5/15/26 (a)	4,065,000	3,932,888
Gartner, Inc. 5.125% 4/1/25 (a)	795,000	773,289
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	207,000	206,741
5.625% 12/15/26	3,135,000	2,978,250
Open Text Corp. 5.875% 6/1/26 (a)	3,385,000	3,317,300
Qorvo, Inc. 5.5% 7/15/26 (a)	2,150,000	2,053,250
Sensata Technologies BV 5% 10/1/25 (a)	4,960,000	4,662,400
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	1,740,000	1,748,700
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	6,065,000	6,459,225
Symantec Corp. 5% 4/15/25 (a)	3,445,000	3,214,399
TTM Technologies, Inc. 5.625% 10/1/25 (a)	5,335,000	4,961,550
		37,282,992
Telecommunications - 10.2%
Altice Financing SA:
6.625% 2/15/23 (a)	1,195,000	1,147,200
7.5% 5/15/26 (a)	4,000,000	3,650,000
Altice Finco SA 7.625% 2/15/25 (a)	4,190,000	3,477,700
C&W Senior Financing Designated Activity Co. 7.5% 10/15/26 (a)	2,625,000	2,523,281
Citizens Utilities Co. 7.05% 10/1/46	2,737,000	1,149,540
Frontier Communications Corp. 11% 9/15/25	3,360,000	2,091,432
Intelsat Jackson Holdings SA:
8% 2/15/24 (a)	4,750,000	4,892,500
8.5% 10/15/24 (a)	3,560,000	3,453,200
9.5% 9/30/22 (a)	2,000,000	2,280,000
Level 3 Communications, Inc. 5.75% 12/1/22	2,425,000	2,382,563
Level 3 Financing, Inc.:
5.25% 3/15/26	5,620,000	5,142,300
5.375% 1/15/24	1,305,000	1,243,013
Millicom International Cellular SA 6.625% 10/15/26 (a)	3,275,000	3,316,265
Neptune Finco Corp. 6.625% 10/15/25 (a)	5,000,000	5,062,500
Qwest Corp. 6.75% 12/1/21	2,000,000	2,044,906
SFR Group SA:
7.375% 5/1/26 (a)	6,925,000	6,353,688
8.125% 2/1/27 (a)	2,945,000	2,775,663
Sprint Communications, Inc. 6% 11/15/22	7,195,000	7,060,669
Sprint Corp.:
7.25% 9/15/21	3,060,000	3,131,910
7.625% 3/1/26	1,980,000	1,955,250
7.875% 9/15/23	11,185,000	11,478,606
T-Mobile U.S.A., Inc.:
4.5% 2/1/26	2,245,000	2,059,788
5.125% 4/15/25	2,295,000	2,229,019
6.375% 3/1/25	1,000,000	1,010,000
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	2,400,000	2,172,000
U.S. West Communications 7.25% 9/15/25	1,380,000	1,421,410
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	3,585,000	3,199,613
6.375% 5/15/25	1,765,000	1,641,450
		90,345,466
Transportation Ex Air/Rail - 1.4%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (a)	3,205,000	3,060,775
5.5% 1/15/23 (a)	1,660,000	1,610,200
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	7,065,000	5,298,750
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	930,000	585,900
11.25% 8/15/22 (a)	1,840,000	1,389,200
		11,944,825
Utilities - 3.8%
Clearway Energy Operating LLC 5.75% 10/15/25 (a)	1,720,000	1,642,600
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	4,546,000	4,295,970
7% 6/15/23	2,750,000	2,612,500
InterGen NV 7% 6/30/23 (a)	6,695,000	5,707,488
NRG Energy, Inc.:
5.75% 1/15/28	1,190,000	1,142,400
6.25% 5/1/24	755,000	766,325
6.625% 1/15/27	900,000	906,750
NRG Yield Operating LLC 5% 9/15/26	2,150,000	1,929,625
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	10,324,932	10,892,803
Vistra Operations Co. LLC 5.5% 9/1/26 (a)	3,490,000	3,359,125
		33,255,586

TOTAL NONCONVERTIBLE BONDS		807,823,548

TOTAL CORPORATE BONDS
(Cost $872,897,729)		812,666,247
	Shares	Value

Common Stocks - 0.1%
Energy - 0.1%
Forbes Energy Services Ltd. (d)	141,793	425,379
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (d)(e)	1	35,011
TOTAL COMMON STOCKS
(Cost $8,056,887)		460,390
	Principal Amount	Value

Bank Loan Obligations - 2.6%
Cable/Satellite TV - 0.3%
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.7196% 8/19/23 (b)(c)	3,322,938	3,069,564
Energy - 0.1%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7.2563% 12/31/22 (b)(c)	1,020,000	986,003
Gaming - 0.6%
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 5.53% 10/20/24 (b)(c)	3,054,150	2,916,713
3 month U.S. LIBOR + 7.000% 9.53% 10/20/25 (b)(c)	1,025,000	981,438
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 5.2503% 8/14/24 (b)(c)	1,015,241	950,336

TOTAL GAMING		4,848,487

Publishing/Printing - 0.1%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.9584% 8/24/22 (b)(c)	1,160,747	1,133,179
Services - 0.4%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.053% 6/13/25 (b)(c)	130,000	119,322
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.303% 6/13/24 (b)(c)	558,435	518,948
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.7324% 6/21/24 (b)(c)	3,314,525	3,140,048

TOTAL SERVICES		3,778,318

Telecommunications - 1.1%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.28% 6/15/24 (b)(c)	4,807,797	4,450,242
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.7538% 2/22/24 (b)(c)	2,490,000	2,359,275
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.5224% 2/1/24 (b)(c)	3,006,450	2,829,340

TOTAL TELECOMMUNICATIONS		9,638,857

TOTAL BANK LOAN OBLIGATIONS
(Cost $24,471,826)		23,454,408

Preferred Securities - 3.4%
Banks & Thrifts - 3.1%
Bank of America Corp.:
5.2% (b)(f)	9,000,000	8,705,957
6.25% (b)(f)	2,590,000	2,611,686
Barclays PLC:
7.75% (b)(f)	3,000,000	2,896,739
7.875% (Reg. S) (b)(f)	4,445,000	4,461,530
Royal Bank of Scotland Group PLC:
7.5% (b)(f)	3,390,000	3,357,513
8.625% (b)(f)	2,065,000	2,138,264
Wells Fargo & Co. 5.9% (b)(f)	4,145,000	3,960,570

TOTAL BANKS & THRIFTS		28,132,259

Energy - 0.3%
Andeavor Logistics LP 6.875% (b)(f)	2,630,000	2,396,872
TOTAL PREFERRED SECURITIES
(Cost $31,651,015)		30,529,131
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.42% (g)
(Cost $12,264,911)	12,262,786	12,265,238
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $949,342,368)		879,375,414
NET OTHER ASSETS (LIABILITIES) - 1.0%		8,833,087
NET ASSETS - 100%		$888,208,501

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $483,191,597 or 54.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing

 (e) Level 3 security

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$590,404
Total	$590,404

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,011	$--	$--	$35,011
Energy	425,379	425,379	--	--
Corporate Bonds	812,666,247	--	812,666,247	--
Bank Loan Obligations	23,454,408	--	23,454,408	--
Preferred Securities	30,529,131	--	30,529,131	--
Money Market Funds	12,265,238	12,265,238	--	--
Total Investments in Securities:	$879,375,414	$12,690,617	$866,649,786	$35,011

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.7%
Canada	4.9%
Luxembourg	4.5%
Netherlands	4.1%
United Kingdom	2.7%
Cayman Islands	2.3%
Multi-National	2.3%
France	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $937,077,457)	$867,110,176
Fidelity Central Funds (cost $12,264,911)	12,265,238
Total Investment in Securities (cost $949,342,368)		$879,375,414
Receivable for investments sold		40,299
Receivable for fund shares sold		191,007
Interest receivable		14,805,021
Distributions receivable from Fidelity Central Funds		37,685
Prepaid expenses		1,467
Total assets		894,450,893
Liabilities
Payable for investments purchased	$4,481,226
Payable for fund shares redeemed	1,111,008
Accrued management fee	427,925
Distribution and service plan fees payable	38,391
Other affiliated payables	91,565
Other payables and accrued expenses	92,277
Total liabilities		6,242,392
Net Assets		$888,208,501
Net Assets consist of:
Paid in capital		$1,006,953,546
Total distributable earnings (loss)		(118,745,045)
Net Assets		$888,208,501
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($299,239,344 ÷ 60,211,180 shares)		$4.97
Service Class:
Net Asset Value, offering price and redemption price per share ($58,231,492 ÷ 11,802,907 shares)		$4.93
Service Class 2:
Net Asset Value, offering price and redemption price per share ($139,564,173 ÷ 29,141,938 shares)		$4.79
Investor Class:
Net Asset Value, offering price and redemption price per share ($391,173,492 ÷ 79,125,237 shares)		$4.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$1,821,824
Interest		58,795,417
Income from Fidelity Central Funds		590,404
Total income		61,207,645
Expenses
Management fee	$5,666,014
Transfer agent fees	839,478
Distribution and service plan fees	524,801
Accounting fees and expenses	364,091
Custodian fees and expenses	19,562
Independent trustees' fees and expenses	5,502
Audit	101,034
Legal	1,973
Interest	4,138
Miscellaneous	7,750
Total expenses before reductions	7,534,343
Expense reductions	(16,384)
Total expenses after reductions		7,517,959
Net investment income (loss)		53,689,686
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,132,092)
Fidelity Central Funds	527
Total net realized gain (loss)		(5,131,565)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(83,118,333)
Fidelity Central Funds	(493)
Total change in net unrealized appreciation (depreciation)		(83,118,826)
Net gain (loss)		(88,250,391)
Net increase (decrease) in net assets resulting from operations		$(34,560,705)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,689,686	$60,034,260
Net realized gain (loss)	(5,131,565)	29,012,037
Change in net unrealized appreciation (depreciation)	(83,118,826)	(9,944,103)
Net increase (decrease) in net assets resulting from operations	(34,560,705)	79,102,194
Distributions to shareholders	(55,130,050)	–
Distributions to shareholders from net investment income	–	(56,233,439)
Total distributions	(55,130,050)	(56,233,439)
Share transactions - net increase (decrease)	(69,649,995)	(176,795,452)
Total increase (decrease) in net assets	(159,340,750)	(153,926,697)
Net Assets
Beginning of period	1,047,549,251	1,201,475,948
End of period	$888,208,501	$1,047,549,251
Other Information
Undistributed net investment income end of period		$13,466,962

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP High Income Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$5.46	$5.38	$4.95	$5.52	$5.80
Income from Investment Operations
Net investment income (loss)A	.288	.290	.320	.333	.317
Net realized and unrealized gain (loss)	(.473)	.091	.402	(.531)	(.251)
Total from investment operations	(.185)	.381	.722	(.198)	.066
Distributions from net investment income	(.305)	(.301)	(.292)	(.364)	(.347)
Tax return of capital	–	–	–	(.008)	–
Total distributions	(.305)	(.301)	(.292)	(.372)	(.347)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$4.97	$5.46	$5.38	$4.95	$5.52
Total ReturnC,D	(3.46)%	7.13%	14.61%	(3.63)%	1.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.68%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.67%	.68%	.68%	.68%
Expenses net of all reductions	.67%	.67%	.68%	.68%	.68%
Net investment income (loss)	5.33%	5.22%	6.05%	5.94%	5.31%
Supplemental Data
Net assets, end of period (000 omitted)	$299,239	$355,469	$457,620	$437,798	$493,390
Portfolio turnover rateG	69%	70%	73%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$5.42	$5.34	$4.92	$5.49	$5.77
Income from Investment Operations
Net investment income (loss)A	.280	.283	.311	.324	.309
Net realized and unrealized gain (loss)	(.471)	.092	.395	(.528)	(.248)
Total from investment operations	(.191)	.375	.706	(.204)	.061
Distributions from net investment income	(.299)	(.295)	(.286)	(.358)	(.342)
Tax return of capital	–	–	–	(.008)	–
Total distributions	(.299)	(.295)	(.286)	(.366)	(.342)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$4.93	$5.42	$5.34	$4.92	$5.49
Total ReturnC,D	(3.60)%	7.07%	14.37%	(3.76)%	1.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.78%	.78%
Expenses net of all reductions	.77%	.77%	.78%	.77%	.78%
Net investment income (loss)	5.23%	5.12%	5.95%	5.84%	5.22%
Supplemental Data
Net assets, end of period (000 omitted)	$58,231	$68,104	$84,945	$73,313	$59,961
Portfolio turnover rateG	69%	70%	73%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$5.27	$5.20	$4.80	$5.36	$5.64
Income from Investment Operations
Net investment income (loss)A	.264	.267	.296	.309	.294
Net realized and unrealized gain (loss)	(.451)	.090	.383	(.514)	(.244)
Total from investment operations	(.187)	.357	.679	(.205)	.050
Distributions from net investment income	(.293)	(.287)	(.279)	(.347)	(.331)
Tax return of capital	–	–	–	(.008)	–
Total distributions	(.293)	(.287)	(.279)	(.355)	(.331)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$4.79	$5.27	$5.20	$4.80	$5.36
Total ReturnC,D	(3.63)%	6.91%	14.17%	(3.87)%	.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.92%	.93%	.93%	.93%
Expenses net of fee waivers, if any	.92%	.92%	.93%	.93%	.93%
Expenses net of all reductions	.92%	.92%	.93%	.93%	.93%
Net investment income (loss)	5.08%	4.97%	5.80%	5.68%	5.06%
Supplemental Data
Net assets, end of period (000 omitted)	$139,564	$166,993	$189,179	$160,639	$190,873
Portfolio turnover rateG	69%	70%	73%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$5.43	$5.36	$4.93	$5.50	$5.78
Income from Investment Operations
Net investment income (loss)A	.284	.287	.317	.329	.314
Net realized and unrealized gain (loss)	(.470)	.083	.403	(.529)	(.250)
Total from investment operations	(.186)	.370	.720	(.200)	.064
Distributions from net investment income	(.304)	(.300)	(.290)	(.362)	(.345)
Tax return of capital	–	–	–	(.008)	–
Total distributions	(.304)	(.300)	(.290)	(.370)	(.345)
Redemption fees added to paid in capitalA	–	–	–	–B	.001
Net asset value, end of period	$4.94	$5.43	$5.36	$4.93	$5.50
Total ReturnC,D	(3.50)%	6.95%	14.64%	(3.68)%	1.12%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.71%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.71%	.71%
Expenses net of all reductions	.71%	.71%	.71%	.71%	.71%
Net investment income (loss)	5.30%	5.18%	6.02%	5.90%	5.28%
Supplemental Data
Net assets, end of period (000 omitted)	$391,173	$456,983	$469,732	$398,719	$448,590
Portfolio turnover rateG	69%	70%	73%	69%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,328,243
Gross unrealized depreciation	(71,851,715)
Net unrealized appreciation (depreciation)	$(66,523,472)
Tax Cost	$945,898,886

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,921,555
Capital loss carryforward	$(60,138,078)
Net unrealized appreciation (depreciation) on securities and other investments	$(66,523,472)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(29,389,142)
Long-term	(30,748,936)
Total capital loss carryforward	$(60,138,078)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$55,130,050	$ 56,233,439

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $670,999,783 and $735,343,286, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$81,967
Service Class 2	442,834
$524,801

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .10% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$226,141
Service Class	55,738
Service Class 2	120,451
Investor Class	437,148
$839,478

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $866 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,044,250	1.85%	$4,138

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,924 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $598 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9,526.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,260.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$17,907,229	$–
Service Class	3,943,733	–
Service Class 2	9,832,056	–
Investor Class	23,447,032	–
Total	$55,130,050	$–
From net investment income
Initial Class	$–	$19,408,280
Service Class	–	3,673,597
Service Class 2	–	8,815,623
Investor Class	–	24,335,939
Total	$–	$56,233,439

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	6,202,476	4,812,818	$33,493,973	$26,697,768
Reinvestment of distributions	3,524,845	3,567,699	17,907,229	19,408,280
Shares redeemed	(14,662,295)	(28,297,958)	(79,112,854)	(158,020,104)
Net increase (decrease)	(4,934,974)	(19,917,441)	$(27,711,652)	$(111,914,056)
Service Class
Shares sold	12,191,684	3,988,619	$66,067,244	$22,280,065
Reinvestment of distributions	780,144	680,296	3,943,733	3,673,597
Shares redeemed	(13,739,826)	(7,994,716)	(73,072,494)	(44,737,116)
Net increase (decrease)	(767,998)	(3,325,801)	$(3,061,517)	$(18,783,454)
Service Class 2
Shares sold	23,010,572	16,969,214	$120,750,917	$91,713,990
Reinvestment of distributions	2,004,336	1,678,790	9,832,056	8,815,623
Shares redeemed	(27,570,257)	(23,296,723)	(141,357,243)	(125,967,136)
Net increase (decrease)	(2,555,349)	(4,648,719)	$(10,774,270)	$(25,437,523)
Investor Class
Shares sold	12,105,958	11,517,683	$65,315,595	$63,295,750
Reinvestment of distributions	4,641,386	4,497,398	23,447,032	24,335,939
Shares redeemed	(21,784,916)	(19,550,789)	(116,865,183)	(108,292,108)
Net increase (decrease)	(5,037,572)	(3,535,708)	$(28,102,556)	$(20,660,419)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 51% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 14% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.67%
Actual		$1,000.00	$970.80	$3.33
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$969.50	$3.82
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$969.60	$4.57
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.70%
Actual		$1,000.00	$970.50	$3.48
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts

VIP High Income Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPHI-ANN-0219
1.540029.121

Fidelity® Variable Insurance Products: Overseas Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(14.81)%	0.07%	6.48%
Service Class	(14.88)%	(0.03)%	6.38%
Service Class 2	(15.06)%	(0.18)%	6.22%
Investor Class	(14.90)%	(0.01)%	6.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$18,742	VIP Overseas Portfolio - Initial Class
$18,742	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities returned -14.04% in 2018, according to the MSCI ACWI (All Country World Index) ex USA Index. After a strong first month of the year, markets reversed course amid a confluence of overwhelmingly negative factors – including escalating trade tension, a surging U.S. dollar, tepid economic growth in Europe, global central bank tightening, concerns about Italy’s budget stalemate with the EU, and weakness in China’s stock market. Volatility spiked as the fourth quarter began and the index lost 8% in October alone, its largest monthly drop in more than six years, and retreated again in December. For the full year, all 11 market sectors had a negative return. A handful of economically sensitive groups were among the hardest hit: consumer discretionary (-19%), financials (-16%), materials (-16%), information technology (-15%) and industrials (-15%). New-media-infused communications services returned -17%. The more defensive real estate (-11%), consumer staples (-11%), health care (-6%) and utilities (0%) sectors topped the broader market, as did energy, which returned roughly -7% on sharply declining crude-oil prices, especially late in the year. Geographically, all major regions had a double-digit decline. Resource-rich Canada (-17%) suffered most, following by continental Europe, emerging markets and the U.K., all of which returned about -14%. Asia-Pacific ex Japan (-11%) and Japan (-13%) also performed poorly.

Comments from Lead Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes returned roughly -15%, trailing the -13.60% result of the benchmark MSCI EAFE Index. Versus the benchmark, stock selection within the consumer staples sector was the foremost detractor by a wide margin in 2018. Geographically, picks in the U.K. notably weighed on relative performance, as did the fund's positioning in Japan and continental Europe to a lesser extent. The portfolio’s two largest individual detractors were tied to management missteps: an out-of-benchmark stake in Conviviality, a U.K.-based distributor of alcoholic beverages, and an overweighting in Japan’s Suruga Bank, whose shares fell 75%. In the case of Conviviality, the stock was suspended from trading on March 14, followed by a distressed sale of the company soon after. Our overweighting in Germany-based drugmaker and chemical company Bayer (-42%) worked against us as well. On the plus side, the fund's relative performance benefited from stock picking in information technology and materials, along with positioning in consumer discretionary and communication services. Geographically, non-benchmark exposure to the United States had the most meaningful positive impact on the portfolio's return. The top individual contributor in relative terms was Hoya (+22%). This Japan-based firm operates in several profitable niches and is a leading manufacturer of optical lenses. Lastly, an overweight stake in Edenred also paid off, as the stock gained 30% during the period. The France-based firm provides payment solutions to networks such as employee-benefit food programs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2018
United Kingdom	21.0%
Japan	18.3%
France	9.6%
Germany	7.9%
Switzerland	6.9%
United States of America*	6.2%
Netherlands	4.5%
Sweden	3.4%
Spain	2.7%
Other	19.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2018

% of fund's net assets
Stocks and Equity Futures	97.4
Short-Term Investments and Net Other Assets (Liabilities)	2.6

Top Ten Stocks as of December 31, 2018

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.4
SAP SE (Germany, Software)	1.7
Diageo PLC (United Kingdom, Beverages)	1.7
Total SA (France, Oil, Gas & Consumable Fuels)	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.5
Sanofi SA (France, Pharmaceuticals)	1.5
LVMH Moet Hennessy - Louis Vuitton SA (France, Textiles, Apparel & Luxury Goods)	1.3
Swedbank AB (A Shares) (Sweden, Banks)	1.2
ORIX Corp. (Japan, Diversified Financial Services)	1.2
Prudential PLC (United Kingdom, Insurance)	1.2
15.4

Top Market Sectors as of December 31, 2018

% of fund's net assets
Financials	21.8
Industrials	15.4
Health Care	14.5
Information Technology	12.4
Consumer Staples	10.5
Consumer Discretionary	8.1
Materials	5.1
Communication Services	4.5
Energy	3.0
Real Estate	0.3

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
Australia - 0.8%
Adelaide Brighton Ltd.	855,006	$2,571,494
Aub Group Ltd.	550,984	4,823,904
Insurance Australia Group Ltd.	358,113	1,765,658
Netwealth Group Ltd.	129,463	686,640
Pact Group Holdings Ltd.	185,466	453,296
realestate.com.au Ltd.	26,445	1,377,991

TOTAL AUSTRALIA		11,678,983

Austria - 0.6%
Andritz AG	16,860	775,012
Erste Group Bank AG	211,600	7,042,902

TOTAL AUSTRIA		7,817,914

Bailiwick of Jersey - 1.6%
Experian PLC	478,100	11,590,067
Ferguson PLC	67,564	4,320,494
Sanne Group PLC	856,026	6,339,237

TOTAL BAILIWICK OF JERSEY		22,249,798

Belgium - 1.2%
KBC Groep NV	257,868	16,746,234
Bermuda - 2.0%
Credicorp Ltd. (United States)	35,400	7,847,118
Hiscox Ltd.	393,700	8,134,340
Hongkong Land Holdings Ltd.	257,300	1,620,990
IHS Markit Ltd. (a)	208,472	10,000,402
SmarTone Telecommunications Holdings Ltd.	1,049,000	1,162,802

TOTAL BERMUDA		28,765,652

Canada - 0.7%
Constellation Software, Inc.	16,070	10,286,354
Cayman Islands - 0.4%
SITC International Holdings Co. Ltd.	2,394,000	2,256,270
Value Partners Group Ltd.	2,224,000	1,542,216
ZTO Express (Cayman), Inc. sponsored ADR	120,500	1,907,515

TOTAL CAYMAN ISLANDS		5,706,001

China - 0.2%
Suofeiya Home Collection Co. Ltd. Class A	531,500	1,294,268
Yunnan Baiyao Group Co. Ltd.	89,200	959,109

TOTAL CHINA		2,253,377

Denmark - 1.0%
DSV de Sammensluttede Vognmaend A/S	107,200	7,060,575
Netcompany Group A/S (b)	146,281	4,938,513
NNIT A/S (b)	42,986	1,208,476
Scandinavian Tobacco Group A/S (b)	118,471	1,426,233

TOTAL DENMARK		14,633,797

Finland - 0.1%
Nokian Tyres PLC	48,300	1,484,211
France - 9.6%
Altarea SCA	6,800	1,291,764
ALTEN	76,370	6,361,317
Amundi SA (b)	143,553	7,592,205
Capgemini SA	138,800	13,803,813
Compagnie de St. Gobain	42,800	1,420,810
Danone SA	220,300	15,527,322
Edenred SA	297,900	10,959,751
Elior SA	233,100	3,487,991
LVMH Moet Hennessy - Louis Vuitton SA	62,333	18,249,604
Sanofi SA	242,414	21,029,397
SR Teleperformance SA	70,600	11,292,237
Total SA	445,307	23,487,773
Total SA rights (a)(c)(d)	417,107	305,856

TOTAL FRANCE		134,809,840

Germany - 7.2%
adidas AG	49,464	10,337,224
Axel Springer Verlag AG	168,900	9,555,878
Bayer AG	202,953	14,115,136
Bertrandt AG	23,982	1,883,574
Deutsche Post AG	495,581	13,533,931
Fresenius SE & Co. KGaA	214,886	10,386,326
Hannover Reuck SE	78,600	10,599,585
Instone Real Estate Group BV (b)	56,500	1,074,599
JOST Werke AG (b)	17,800	538,411
SAP SE	243,763	24,193,403
Scout24 AG (b)	124,700	5,737,861

TOTAL GERMANY		101,955,928

Hong Kong - 1.7%
AIA Group Ltd.	2,612,900	21,689,356
Dah Sing Banking Group Ltd.	603,600	1,065,290
Dah Sing Financial Holdings Ltd.	246,400	1,217,761

TOTAL HONG KONG		23,972,407

India - 1.2%
Axis Bank Ltd. (a)	930,968	8,295,344
HDFC Bank Ltd. sponsored ADR	81,600	8,452,944

TOTAL INDIA		16,748,288

Indonesia - 0.5%
PT Astra International Tbk	3,437,400	1,966,107
PT Bank Rakyat Indonesia Tbk	20,834,000	5,302,673

TOTAL INDONESIA		7,268,780

Ireland - 2.5%
DCC PLC (United Kingdom)	143,050	10,912,542
Kerry Group PLC Class A	119,500	11,843,331
Kingspan Group PLC (Ireland)	110,820	4,746,214
United Drug PLC (United Kingdom)	957,302	7,284,457

TOTAL IRELAND		34,786,544

Italy - 1.4%
Banca Generali SpA	32,330	671,573
FinecoBank SpA	428,600	4,310,599
Prada SpA	1,505,100	4,959,017
Recordati SpA	282,700	9,811,038

TOTAL ITALY		19,752,227

Japan - 16.5%
AEON Financial Service Co. Ltd.	410,800	7,287,937
Arata Corp.	33,900	1,347,321
Bridgestone Corp.	52,550	2,016,124
Credit Saison Co. Ltd.	93,700	1,097,829
Daiichikosho Co. Ltd.	159,900	7,600,328
Elecom Co. Ltd.	107,400	2,722,389
GMO Internet, Inc.	90,340	1,205,389
Hoya Corp.	266,400	16,063,931
Iriso Electronics Co. Ltd.	124,000	4,579,753
Kao Corp.	138,600	10,258,845
Keyence Corp.	27,256	13,776,433
KH Neochem Co. Ltd.	321,700	6,767,093
Miroku Jyoho Service Co., Ltd.	202,210	4,565,432
Nabtesco Corp. (e)	45,500	985,116
Nakanishi, Inc. (e)	397,900	6,785,029
Nissan Chemical Corp.	133,000	6,940,332
Nitori Holdings Co. Ltd.	84,300	10,557,759
NOF Corp.	251,200	8,552,571
OBIC Co. Ltd.	92,940	7,173,900
Olympus Corp.	287,900	8,805,354
Oracle Corp. Japan (d)	32,700	2,075,726
ORIX Corp.	1,174,130	17,156,298
Otsuka Corp.	238,800	6,572,124
PALTAC Corp.	105,800	4,989,620
Paramount Bed Holdings Co. Ltd.	30,100	1,241,238
Recruit Holdings Co. Ltd.	413,360	9,986,254
Renesas Electronics Corp. (a)	199,500	906,115
S Foods, Inc.	173,600	6,440,005
SMC Corp.	32,600	9,814,968
Subaru Corp.	60,400	1,290,348
Sundrug Co. Ltd.	17,140	510,415
Suzuki Motor Corp.	166,300	8,383,423
Temp Holdings Co., Ltd.	422,100	6,261,204
The Suruga Bank Ltd.	134,900	497,212
Tsuruha Holdings, Inc.	107,100	9,171,189
USS Co. Ltd.	443,327	7,438,321
Welcia Holdings Co. Ltd.	224,620	10,152,901

TOTAL JAPAN		231,976,226

Kenya - 0.3%
Safaricom Ltd.	19,310,400	4,206,976
Korea (South) - 0.3%
LG Chemical Ltd.	14,585	4,543,736
Netherlands - 4.5%
ASML Holding NV (Netherlands)	81,700	12,799,092
ASR Nederland NV	18,800	744,857
Grandvision NV (b)	294,400	6,452,717
Heineken NV (Bearer)	165,500	14,638,789
IMCD Group BV	215,010	13,795,472
Intertrust NV (b)	90,454	1,522,437
Koninklijke Philips Electronics NV	374,520	13,130,483

TOTAL NETHERLANDS		63,083,847

New Zealand - 0.4%
EBOS Group Ltd.	456,636	6,154,401
Norway - 2.0%
Equinor ASA	694,700	14,763,329
Schibsted ASA:
(A Shares)	314,700	10,554,907
(B Shares)	61,822	1,876,861
Skandiabanken ASA (b)	159,800	1,386,110

TOTAL NORWAY		28,581,207

Spain - 2.7%
Amadeus IT Holding SA Class A	164,167	11,443,660
CaixaBank SA	3,044,900	11,026,912
Grifols SA ADR	392,900	7,213,644
Prosegur Cash SA (b)	4,006,000	8,876,817

TOTAL SPAIN		38,561,033

Sweden - 3.4%
Addlife AB	219,268	5,046,928
Alfa Laval AB	42,410	907,492
Essity AB Class B	46,160	1,133,304
Hexagon AB (B Shares)	166,600	7,669,320
HEXPOL AB (B Shares)	630,600	4,984,066
Indutrade AB	395,790	9,181,415
Swedbank AB (A Shares)	770,862	17,199,461
Telefonaktiebolaget LM Ericsson (B Shares)	197,400	1,747,378

TOTAL SWEDEN		47,869,364

Switzerland - 6.9%
Credit Suisse Group AG	864,177	9,446,915
Julius Baer Group Ltd.	208,910	7,444,826
Kaba Holding AG (B Shares) (Reg.)	4,999	3,015,980
Lonza Group AG	44,290	11,476,918
Roche Holding AG (participation certificate)	137,745	34,196,418
Sika AG	78,618	9,966,225
Sonova Holding AG Class B	59,540	9,728,481
UBS Group AG	951,600	11,845,382

TOTAL SWITZERLAND		97,121,145

Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,116,600	8,142,863
United Kingdom - 21.0%
Admiral Group PLC	279,400	7,289,843
Aggreko PLC	129,700	1,211,102
AJ Bell PLC	276,478	848,048
Ascential PLC	2,005,763	9,638,177
BCA Marketplace PLC	530,100	1,486,464
Beazley PLC	1,150,200	7,381,536
BP PLC	463,900	2,932,631
British American Tobacco PLC (United Kingdom)	231,269	7,369,387
Charter Court Financial Services Group PLC (b)	409,046	1,303,425
Cineworld Group PLC	2,962,900	9,939,781
Close Brothers Group PLC	41,590	763,353
Compass Group PLC	715,201	15,041,321
Cranswick PLC	195,773	6,567,689
Dechra Pharmaceuticals PLC	158,930	4,193,244
Diageo PLC	664,200	23,734,795
Diploma PLC	486,920	7,509,602
Halma PLC	471,724	8,201,178
Hastings Group Holdings PLC (b)	1,569,119	3,737,998
Hilton Food Group PLC	392,469	4,512,174
InterContinental Hotel Group PLC	213,600	11,535,426
Intertek Group PLC	160,510	9,820,130
James Fisher and Sons PLC	237,000	5,238,071
John Wood Group PLC	178,153	1,149,448
JTC PLC (b)	639,500	3,178,916
Keywords Studios PLC	63,900	871,482
LivaNova PLC (a)	59,193	5,414,384
Lloyds Banking Group PLC	2,702,479	1,781,424
London Stock Exchange Group PLC	184,680	9,581,304
Melrose Industries PLC	653,121	1,363,999
Micro Focus International PLC	431,831	7,565,086
Mondi PLC	371,200	7,728,603
Prudential PLC	953,342	17,023,316
Reckitt Benckiser Group PLC	144,581	11,071,484
Rentokil Initial PLC	2,081,400	8,945,756
Rightmove PLC	269,700	1,485,901
Rio Tinto PLC	189,192	9,060,863
Rolls-Royce Holdings PLC	835,162	8,798,441
Rotork PLC	2,021,926	6,381,016
Sabre Insurance Group PLC (b)	556,141	1,935,180
Schroders PLC	24,177	752,835
Spectris PLC	263,535	7,655,200
St. James's Place Capital PLC	713,400	8,583,789
Standard Life PLC	381,916	1,249,834
The Weir Group PLC	452,504	7,486,366
Ultra Electronics Holdings PLC	302,800	5,017,335
Unilever PLC	50,300	2,640,891
Victrex PLC	162,550	4,740,421
Volution Group PLC	2,188,595	4,003,052

TOTAL UNITED KINGDOM		295,721,701

United States of America - 3.6%
Alphabet, Inc. Class C (a)	6,172	6,391,785
Boston Scientific Corp. (a)	305,800	10,806,972
Equifax, Inc.	42,900	3,995,277
International Flavors & Fragrances, Inc.	27,935	3,750,832
International Flavors & Fragrances, Inc. (Israel)	18,440	2,463,302
Marsh & McLennan Companies, Inc.	130,400	10,399,400
Moody's Corp.	37,200	5,209,488
S&P Global, Inc.	42,877	7,286,517

TOTAL UNITED STATES OF AMERICA		50,303,573

TOTAL COMMON STOCKS
(Cost $1,273,711,921)		1,337,182,407

Nonconvertible Preferred Stocks - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA
(Cost $11,023,268)	85,712	9,368,712
	Principal Amount	Value

Government Obligations - 0.1%
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.33% to 2.39% 3/7/19 to 3/28/19 (f)
(Cost $1,095,118)	1,100,000	1,094,993
	Shares	Value

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 2.42% (g)
(Cost $51,690,954)	51,682,086	51,692,422
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $1,337,521,261)		1,399,338,534
NET OTHER ASSETS (LIABILITIES) - 0.6%		8,863,953
NET ASSETS - 100%		$1,408,202,487

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	182	March 2019	$24,733,269	$(1,972,800)	$(1,972,800)

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,909,898 or 3.6% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,094,993.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$548,699
Fidelity Securities Lending Cash Central Fund	486,646
Total	$1,035,345

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$63,791,387	$56,191,059	$7,600,328	$--
Consumer Discretionary	114,763,192	60,490,672	54,272,520	--
Consumer Staples	146,367,466	56,859,619	89,507,847	--
Energy	42,639,037	16,218,633	26,420,404	--
Financials	306,442,341	224,098,368	82,343,973	--
Health Care	205,051,364	79,298,052	125,753,312	--
Industrials	215,992,364	153,601,573	62,390,791	--
Information Technology	174,993,781	76,968,698	98,025,083	--
Materials	72,522,834	41,201,975	31,320,859	--
Real Estate	3,987,353	3,987,353	--	--
Government Obligations	1,094,993	--	1,094,993	--
Money Market Funds	51,692,422	51,692,422	--	--
Total Investments in Securities:	$1,399,338,534	$820,608,424	$578,730,110	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(1,972,800)	$(1,972,800)	$--	$--
Total Liabilities	$(1,972,800)	$(1,972,800)	$--	$--
Total Derivative Instruments:	$(1,972,800)	$(1,972,800)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$309,065,570
Level 2 to Level 1	$10,348,899

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(1,972,800)
Total Equity Risk	0	(1,972,800)
Total Value of Derivatives	$0	$(1,972,800)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $4,767) — See accompanying schedule: Unaffiliated issuers (cost $1,285,830,307)	$1,347,646,112
Fidelity Central Funds (cost $51,690,954)	51,692,422
Total Investment in Securities (cost $1,337,521,261)		$1,399,338,534
Cash		48,750
Receivable for investments sold
Regular delivery		2,808,352
Delayed delivery		1,830,313
Receivable for fund shares sold		5,762,949
Dividends receivable		3,587,435
Distributions receivable from Fidelity Central Funds		169,822
Prepaid expenses		2,409
Other receivables		156,785
Total assets		1,413,705,349
Liabilities
Payable for investments purchased
Regular delivery	$1,474,211
Delayed delivery	749,915
Payable for fund shares redeemed	2,015,991
Accrued management fee	786,507
Distribution and service plan fees payable	70,706
Payable for daily variation margin on futures contracts	66,420
Other affiliated payables	153,428
Other payables and accrued expenses	185,684
Total liabilities		5,502,862
Net Assets		$1,408,202,487
Net Assets consist of:
Paid in capital		$1,302,865,761
Total distributable earnings (loss)		105,336,726
Net Assets		$1,408,202,487
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($662,010,672 ÷ 34,613,179 shares)		$19.13
Service Class:
Net Asset Value, offering price and redemption price per share ($114,094,119 ÷ 5,990,630 shares)		$19.05
Service Class 2:
Net Asset Value, offering price and redemption price per share ($291,392,221 ÷ 15,376,562 shares)		$18.95
Investor Class:
Net Asset Value, offering price and redemption price per share ($340,705,475 ÷ 17,872,297 shares)		$19.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$42,214,213
Interest		8,781
Income from Fidelity Central Funds		1,035,345
Income before foreign taxes withheld		43,258,339
Less foreign taxes withheld		(3,665,191)
Total income		39,593,148
Expenses
Management fee	$11,049,130
Transfer agent fees	1,408,562
Distribution and service plan fees	980,297
Accounting and security lending fees	745,385
Custodian fees and expenses	221,143
Independent trustees' fees and expenses	9,056
Appreciation in deferred trustee compensation account	11
Audit	81,401
Legal	8,399
Miscellaneous	11,580
Total expenses before reductions	14,514,964
Expense reductions	(141,144)
Total expenses after reductions		14,373,820
Net investment income (loss)		25,219,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,664,052
Fidelity Central Funds	(3,394)
Foreign currency transactions	(638,373)
Futures contracts	(873,808)
Total net realized gain (loss)		53,148,477
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(322,869,183)
Fidelity Central Funds	1,080
Assets and liabilities in foreign currencies	(86,572)
Futures contracts	(1,972,800)
Total change in net unrealized appreciation (depreciation)		(324,927,475)
Net gain (loss)		(271,778,998)
Net increase (decrease) in net assets resulting from operations		$(246,559,670)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$25,219,328	$22,754,382
Net realized gain (loss)	53,148,477	57,052,292
Change in net unrealized appreciation (depreciation)	(324,927,475)	343,499,589
Net increase (decrease) in net assets resulting from operations	(246,559,670)	423,306,263
Distributions to shareholders	(24,318,096)	–
Distributions to shareholders from net investment income	–	(22,319,167)
Distributions to shareholders from net realized gain	–	(1,537,352)
Total distributions	(24,318,096)	(23,856,519)
Share transactions - net increase (decrease)	(91,834,407)	(56,155,320)
Total increase (decrease) in net assets	(362,712,173)	343,294,424
Net Assets
Beginning of period	1,770,914,660	1,427,620,236
End of period	$1,408,202,487	$1,770,914,660
Other Information
Undistributed net investment income end of period		$264,635

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Overseas Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.87	$17.81	$19.08	$18.70	$20.64
Income from Investment Operations
Net investment income (loss)A	.36	.31	.28	.29	.32B
Net realized and unrealized gain (loss)	(3.75)	5.08	(1.25)	.38	(1.98)
Total from investment operations	(3.39)	5.39	(.97)	.67	(1.66)
Distributions from net investment income	(.35)	(.31)	(.27)	(.27)	(.27)
Distributions from net realized gain	–	(.02)	(.03)	(.02)	(.01)
Total distributions	(.35)	(.33)	(.30)	(.29)	(.28)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$19.13	$22.87	$17.81	$19.08	$18.70
Total ReturnD,E	(14.81)%	30.28%	(5.06)%	3.62%	(8.08)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.80%	.80%	.80%	.82%
Expenses net of fee waivers, if any	.79%	.80%	.80%	.80%	.82%
Expenses net of all reductions	.78%	.78%	.80%	.80%	.82%
Net investment income (loss)	1.59%	1.46%	1.56%	1.46%	1.62%B
Supplemental Data
Net assets, end of period (000 omitted)	$662,011	$822,994	$702,946	$758,522	$726,566
Portfolio turnover rateH	40%	35%	102%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.77	$17.74	$19.00	$18.63	$20.56
Income from Investment Operations
Net investment income (loss)A	.33	.28	.27	.27	.30B
Net realized and unrealized gain (loss)	(3.72)	5.05	(1.24)	.37	(1.97)
Total from investment operations	(3.39)	5.33	(.97)	.64	(1.67)
Distributions from net investment income	(.33)	(.28)	(.25)	(.25)	(.25)
Distributions from net realized gain	–	(.02)	(.03)	(.02)	(.01)
Total distributions	(.33)	(.30)	(.29)C	(.27)	(.26)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$19.05	$22.77	$17.74	$19.00	$18.63
Total ReturnE,F	(14.88)%	30.10%	(5.12)%	3.49%	(8.16)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.90%	.90%	.90%	.92%
Expenses net of fee waivers, if any	.89%	.90%	.90%	.90%	.92%
Expenses net of all reductions	.88%	.88%	.90%	.90%	.92%
Net investment income (loss)	1.49%	1.36%	1.46%	1.36%	1.52%B
Supplemental Data
Net assets, end of period (000 omitted)	$114,094	$141,047	$118,444	$138,766	$100,058
Portfolio turnover rateI	40%	35%	102%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.253 and distributions from net realized gain of $.032 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.66	$17.65	$18.92	$18.55	$20.47
Income from Investment Operations
Net investment income (loss)A	.30	.25	.24	.24	.27B
Net realized and unrealized gain (loss)	(3.71)	5.04	(1.25)	.38	(1.96)
Total from investment operations	(3.41)	5.29	(1.01)	.62	(1.69)
Distributions from net investment income	(.30)	(.26)	(.23)	(.23)	(.22)
Distributions from net realized gain	–	(.02)	(.03)	(.02)	(.01)
Total distributions	(.30)	(.28)	(.26)	(.25)	(.23)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$18.95	$22.66	$17.65	$18.92	$18.55
Total ReturnD,E	(15.06)%	29.99%	(5.32)%	3.35%	(8.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	1.05%	1.05%	1.05%	1.07%
Expenses net of fee waivers, if any	1.04%	1.05%	1.05%	1.05%	1.07%
Expenses net of all reductions	1.03%	1.03%	1.05%	1.05%	1.07%
Net investment income (loss)	1.34%	1.21%	1.31%	1.21%	1.37%B
Supplemental Data
Net assets, end of period (000 omitted)	$291,392	$361,446	$302,443	$345,818	$266,860
Portfolio turnover rateH	40%	35%	102%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.79	$17.75	$19.02	$18.64	$20.58
Income from Investment Operations
Net investment income (loss)A	.34	.29	.27	.27	.30B
Net realized and unrealized gain (loss)	(3.74)	5.06	(1.25)	.39	(1.98)
Total from investment operations	(3.40)	5.35	(.98)	.66	(1.68)
Distributions from net investment income	(.33)	(.29)	(.26)	(.26)	(.26)
Distributions from net realized gain	–	(.02)	(.03)	(.02)	(.01)
Total distributions	(.33)	(.31)	(.29)	(.28)	(.26)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$19.06	$22.79	$17.75	$19.02	$18.64
Total ReturnE,F	(14.90)%	30.18%	(5.14)%	3.55%	(8.17)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%	.88%	.88%	.88%	.90%
Expenses net of fee waivers, if any	.87%	.88%	.88%	.88%	.90%
Expenses net of all reductions	.86%	.86%	.88%	.88%	.90%
Net investment income (loss)	1.51%	1.38%	1.48%	1.38%	1.54%B
Supplemental Data
Net assets, end of period (000 omitted)	$340,705	$445,429	$303,787	$315,254	$279,760
Portfolio turnover rateI	40%	35%	102%	29%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend[[s]] which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $45,703 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$159,030,423
Gross unrealized depreciation	(107,775,412)
Net unrealized appreciation (depreciation)	$51,255,011
Tax Cost	$1,346,110,723

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$55,410,258
Net unrealized appreciation (depreciation) on securities and other investments	$51,188,193

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$24,318,096	$ 23,856,519

The Fund intends to elect to defer to its next fiscal year $1,225,845 of ordinary losses recognized during the period November 1, 2018 to December 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $647,925,660 and $774,834,419, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$135,083
Service Class 2	845,214
$980,297

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$500,307
Service Class	87,361
Service Class 2	218,621
Investor Class	602,273
$1,408,562

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,121 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,732 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $486,646. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $123,145 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $549.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $17,450.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$11,995,444	$–
Service Class	1,950,931	–
Service Class 2	4,482,500	–
Investor Class	5,889,221	–
Total	$24,318,096	$–
From net investment income
Initial Class	$–	$10,956,970
Service Class	–	1,740,479
Service Class 2	–	4,063,486
Investor Class	–	5,558,232
Total	$–	$22,319,167
From net realized gain
Initial Class	$–	$715,232
Service Class	–	122,569
Service Class 2	–	316,225
Investor Class	–	383,326
Total	$–	$1,537,352

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	4,623,817	3,939,081	$101,317,877	$81,647,867
Reinvestment of distributions	627,836	522,338	11,995,444	11,672,202
Shares redeemed	(6,621,663)	(7,942,813)	(147,932,406)	(167,477,813)
Net increase (decrease)	(1,370,010)	(3,481,394)	$(34,619,085)	$(74,157,744)
Service Class
Shares sold	546,824	458,423	$12,072,904	$9,659,492
Reinvestment of distributions	102,660	83,470	1,950,931	1,863,048
Shares redeemed	(852,369)	(1,026,405)	(18,864,341)	(21,192,961)
Net increase (decrease)	(202,885)	(484,512)	$(4,840,506)	$(9,670,421)
Service Class 2
Shares sold	1,368,652	1,454,959	$29,685,400	$29,464,030
Reinvestment of distributions	237,546	197,195	4,482,500	4,379,711
Shares redeemed	(2,182,363)	(2,832,702)	(48,413,888)	(57,908,938)
Net increase (decrease)	(576,165)	(1,180,548)	$(14,245,988)	$(24,065,197)
Investor Class
Shares sold	2,227,804	4,199,962	$49,686,587	$87,910,955
Reinvestment of distributions	309,380	265,961	5,889,221	5,941,558
Shares redeemed	(4,206,328)	(2,035,744)	(93,704,636)	(42,114,471)
Net increase (decrease)	(1,669,144)	2,430,179	$(38,128,828)	$51,738,042

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 21% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Overseas Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.79%
Actual		$1,000.00	$868.70	$3.72
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class	.89%
Actual		$1,000.00	$868.10	$4.19
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Service Class 2	1.04%
Actual		$1,000.00	$867.40	$4.90
Hypothetical-C		$1,000.00	$1,019.96	$5.30
Investor Class	.87%
Actual		$1,000.00	$867.90	$4.10
Hypothetical-C		$1,000.00	$1,020.82	$4.43

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Overseas Portfolio
Initial Class	02/08/19	02/08/19	$0.758
Service Class	02/08/19	02/08/19	$0.758
Service Class 2	02/08/19	02/08/19	$0.758
Investor Class	02/08/19	02/08/19	$0.758

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $55,410,258, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 0% and 2%; Service Class designates 1% and 2%; Service Class 2 designates 0% and 2% and Investor Class designates 1% and 2% of the dividends distributed in February and December 2018, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Overseas Portfolio
Initial Class	02/09/2018	$0.0080	$0.0000
Service Class	02/09/2018	$0.0050	$0.0000
Service Class 2	02/09/2018	$0.0000	$0.0000
Investor Class	02/09/2018	$0.0060	$0.0000
Initial Class	12/19/2018	$0.3789	$0.0339
Service Class	12/19/2018	$0.3589	$0.0339
Service Class 2	12/19/2018	$0.3309	$0.0339

Investor Class	12/19/2018	$0.3619	$0.0339

Board Approval of Investment Advisory Contracts

VIP Overseas Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPOVRS-ANN-0219
1.540205.121

Fidelity® Variable Insurance Products: Value Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(13.84)%	4.30%	12.47%
Service Class	(13.97)%	4.19%	12.35%
Service Class 2	(14.02)%	4.04%	12.20%
Investor Class	(13.88)%	4.21%	12.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$32,390	VIP Value Portfolio - Initial Class
$28,711	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Portfolio Manager Matthew Friedman:  For the year, the fund's share classes returned about -14%, underperforming the -8.58% result of the benchmark Russell 3000® Value Index. Growth stocks outperformed value stocks for most of the past 12 months, presenting a challenge for the fund, which tends to emphasize the latter style. Versus the benchmark, stock selection hurt the fund’s relative performance – particularly within the financials, consumer staples and information technology sectors. Among individual stocks, the fund's non-benchmark holding in British American Tobacco (BAT) detracted more than any other individual position. Shares of BAT underperformed this period amid ongoing regulatory and competitive worries. Untimely ownership of Spectrum Brands Holdings, which reported consecutive quarters of disappointing earnings, announced the completion of its merger with HRG Group in July, and hired a new CEO this year, also hurt the fund’s relative return. Spectrum’s product portfolio includes a number of well-known household brands, including Iams® pet food and car-care stalwart Armor All®. Not owning index component and pharmaceuticals giant Pfizer also hurt versus the benchmark as this stock gained about 25% for the year. Conversely, avoiding index member General Electric added value, as shares of this industrial conglomerate returned about -55%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.4
Wells Fargo & Co.	3.0
Merck & Co., Inc.	2.9
Sanofi SA sponsored ADR	2.2
U.S. Bancorp	2.1
CVS Health Corp.	1.9
Roche Holding AG (participation certificate)	1.9
NextEra Energy, Inc.	1.8
DowDuPont, Inc.	1.8
ConocoPhillips Co.	1.8
22.8

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	22.0
Health Care	14.3
Energy	10.1
Industrials	9.2
Consumer Discretionary	8.0

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *
Stocks II	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 23.3%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATION SERVICES - 3.8%
Entertainment - 0.8%
The Walt Disney Co.	21,600	$2,368,440
Media - 3.0%
GCI Liberty, Inc. (a)	73,700	3,033,492
Interpublic Group of Companies, Inc.	94,400	1,947,472
Liberty Global PLC Class C (a)	88,300	1,822,512
Nexstar Broadcasting Group, Inc. Class A	23,900	1,879,496
		8,682,972

TOTAL COMMUNICATION SERVICES		11,051,412

CONSUMER DISCRETIONARY - 8.0%
Distributors - 0.5%
LKQ Corp. (a)	60,700	1,440,411
Diversified Consumer Services - 0.5%
Houghton Mifflin Harcourt Co. (a)	169,600	1,502,656
Hotels, Restaurants & Leisure - 2.8%
Eldorado Resorts, Inc. (a)	63,800	2,310,198
The Stars Group, Inc. (a)	65,600	1,083,712
U.S. Foods Holding Corp. (a)	146,000	4,619,440
		8,013,350
Household Durables - 1.5%
D.R. Horton, Inc.	70,500	2,443,530
Mohawk Industries, Inc. (a)	17,400	2,035,104
		4,478,634
Leisure Products - 0.5%
Mattel, Inc. (a)(b)	150,900	1,507,491
Multiline Retail - 1.2%
Dollar Tree, Inc. (a)	38,600	3,486,352
Specialty Retail - 1.0%
Lowe's Companies, Inc.	30,000	2,770,800

TOTAL CONSUMER DISCRETIONARY		23,199,694

CONSUMER STAPLES - 5.8%
Food Products - 3.5%
Danone SA	52,200	3,679,193
Darling International, Inc. (a)	193,700	3,726,788
Tyson Foods, Inc. Class A	51,300	2,739,420
		10,145,401
Household Products - 0.8%
Spectrum Brands Holdings, Inc.	53,300	2,251,925
Personal Products - 0.4%
Coty, Inc. Class A	170,500	1,118,480
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	101,600	3,236,976

TOTAL CONSUMER STAPLES		16,752,782

ENERGY - 10.1%
Energy Equipment & Services - 0.5%
Baker Hughes, a GE Co. Class A	71,700	1,541,550
Oil, Gas & Consumable Fuels - 9.6%
Anadarko Petroleum Corp.	37,300	1,635,232
BP PLC sponsored ADR	103,202	3,913,420
Cenovus Energy, Inc. (Canada)	169,100	1,189,101
Cheniere Energy, Inc. (a)	45,200	2,675,388
ConocoPhillips Co.	83,500	5,206,225
Lundin Petroleum AB	125,000	3,122,549
Noble Energy, Inc.	87,500	1,641,500
Suncor Energy, Inc.	90,000	2,513,698
Teekay LNG Partners LP	157,700	1,737,854
Teekay Offshore Partners LP	579,100	700,711
Valero Energy Corp.	43,100	3,231,207
		27,566,885

TOTAL ENERGY		29,108,435

FINANCIALS - 22.0%
Banks - 6.5%
PNC Financial Services Group, Inc.	35,800	4,185,378
U.S. Bancorp	133,647	6,107,668
Wells Fargo & Co.	185,500	8,547,840
		18,840,886
Capital Markets - 6.5%
Ameriprise Financial, Inc.	23,500	2,452,695
Apollo Global Management LLC Class A	121,700	2,986,518
Ares Management Corp.	136,800	2,432,304
BlackRock, Inc. Class A	8,068	3,169,272
Invesco Ltd.	97,400	1,630,476
State Street Corp.	46,500	2,932,755
The Blackstone Group LP	107,000	3,189,670
		18,793,690
Consumer Finance - 3.4%
Capital One Financial Corp.	54,900	4,149,891
OneMain Holdings, Inc. (a)	96,100	2,334,269
Synchrony Financial	134,200	3,148,332
		9,632,492
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	48,300	9,861,893
Insurance - 2.2%
American International Group, Inc.	63,400	2,498,594
Chubb Ltd.	29,100	3,759,138
		6,257,732

TOTAL FINANCIALS		63,386,693

HEALTH CARE - 14.3%
Health Care Providers & Services - 3.6%
Cigna Corp.	25,700	4,880,944
CVS Health Corp.	84,500	5,536,440
		10,417,384
Pharmaceuticals - 10.7%
Allergan PLC	24,800	3,314,768
Bayer AG	42,700	2,969,733
Jazz Pharmaceuticals PLC (a)	34,074	4,223,813
Merck & Co., Inc.	110,900	8,473,869
Roche Holding AG (participation certificate)	21,874	5,430,414
Sanofi SA sponsored ADR	149,200	6,476,772
		30,889,369

TOTAL HEALTH CARE		41,306,753

INDUSTRIALS - 9.2%
Aerospace & Defense - 2.7%
Huntington Ingalls Industries, Inc.	16,400	3,121,084
United Technologies Corp.	44,200	4,706,416
		7,827,500
Airlines - 0.8%
American Airlines Group, Inc.	68,200	2,189,902
Building Products - 0.5%
Masco Corp.	50,800	1,485,392
Commercial Services & Supplies - 1.0%
The Brink's Co.	42,300	2,734,695
Construction & Engineering - 0.8%
AECOM (a)	92,185	2,442,903
Machinery - 1.0%
WABCO Holdings, Inc. (a)	26,800	2,876,712
Trading Companies & Distributors - 2.4%
AerCap Holdings NV (a)	55,000	2,178,000
Fortress Transportation & Infrastructure Investors LLC	124,500	1,785,330
HD Supply Holdings, Inc. (a)	77,300	2,900,296
		6,863,626

TOTAL INDUSTRIALS		26,420,730

INFORMATION TECHNOLOGY - 7.8%
Communications Equipment - 0.5%
CommScope Holding Co., Inc. (a)	82,000	1,343,980
IT Services - 4.7%
Amdocs Ltd.	48,500	2,841,130
Cognizant Technology Solutions Corp. Class A	41,200	2,615,376
Conduent, Inc. (a)	173,100	1,840,053
DXC Technology Co.	28,100	1,494,077
First Data Corp. Class A (a)	132,400	2,238,884
Leidos Holdings, Inc.	49,400	2,604,368
		13,633,888
Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.	8,100	2,059,668
NXP Semiconductors NV	38,700	2,835,936
		4,895,604
Software - 0.9%
Micro Focus International PLC	158,800	2,781,958

TOTAL INFORMATION TECHNOLOGY		22,655,430

MATERIALS - 6.6%
Chemicals - 4.6%
DowDuPont, Inc.	98,181	5,250,720
LyondellBasell Industries NV Class A	35,800	2,977,128
Nutrien Ltd.	57,620	2,706,266
Westlake Chemical Corp.	36,700	2,428,439
		13,362,553
Construction Materials - 0.6%
Eagle Materials, Inc.	27,100	1,653,913
Containers & Packaging - 1.4%
Crown Holdings, Inc. (a)	59,809	2,486,260
Graphic Packaging Holding Co.	132,300	1,407,672
		3,893,932

TOTAL MATERIALS		18,910,398

REAL ESTATE - 5.6%
Equity Real Estate Investment Trusts (REITs) - 5.6%
American Tower Corp.	27,600	4,366,044
Equinix, Inc.	8,000	2,820,480
Equity Lifestyle Properties, Inc.	33,600	3,263,568
Outfront Media, Inc.	101,500	1,839,180
Public Storage	18,800	3,805,308
		16,094,580
UTILITIES - 6.2%
Electric Utilities - 4.8%
NextEra Energy, Inc.	30,800	5,353,656
PPL Corp.	149,300	4,229,669
Vistra Energy Corp. (a)	183,500	4,200,315
		13,783,640
Multi-Utilities - 1.4%
Sempra Energy	36,900	3,992,211

TOTAL UTILITIES		17,775,851

TOTAL COMMON STOCKS
(Cost $305,408,072)		286,662,758

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 2.42% (c)	1,331,661	1,331,927
Fidelity Securities Lending Cash Central Fund 2.41% (c)(d)	1,493,459	1,493,608
TOTAL MONEY MARKET FUNDS
(Cost $2,825,535)		2,825,535
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $308,233,607)		289,488,293
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(1,060,296)
NET ASSETS - 100%		$288,427,997

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$49,903
Fidelity Securities Lending Cash Central Fund	19,309
Total	$69,212

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$11,051,412	$11,051,412	$--	$--
Consumer Discretionary	23,199,694	23,199,694	--	--
Consumer Staples	16,752,782	13,073,589	3,679,193	--
Energy	29,108,435	29,108,435	--	--
Financials	63,386,693	63,386,693	--	--
Health Care	41,306,753	32,906,606	8,400,147	--
Industrials	26,420,730	26,420,730	--	--
Information Technology	22,655,430	19,873,472	2,781,958	--
Materials	18,910,398	18,910,398	--	--
Real Estate	16,094,580	16,094,580	--	--
Utilities	17,775,851	17,775,851	--	--
Money Market Funds	2,825,535	2,825,535	--	--
Total Investments in Securities:	$289,488,293	$274,626,995	$14,861,298	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.7%
United Kingdom	4.0%
France	3.5%
Switzerland	3.2%
Netherlands	2.8%
Ireland	2.7%
Canada	2.6%
Sweden	1.1%
Germany	1.0%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,466,532) — See accompanying schedule: Unaffiliated issuers (cost $305,408,072)	$286,662,758
Fidelity Central Funds (cost $2,825,535)	2,825,535
Total Investment in Securities (cost $308,233,607)		$289,488,293
Foreign currency held at value (cost $5,264)		5,264
Receivable for fund shares sold		7,476,245
Dividends receivable		448,841
Distributions receivable from Fidelity Central Funds		2,594
Prepaid expenses		481
Other receivables		4,619
Total assets		297,426,337
Liabilities
Payable for investments purchased	$6,763,530
Payable for fund shares redeemed	527,876
Accrued management fee	129,908
Distribution and service plan fees payable	1,673
Other affiliated payables	36,474
Other payables and accrued expenses	45,359
Collateral on securities loaned	1,493,520
Total liabilities		8,998,340
Net Assets		$288,427,997
Net Assets consist of:
Paid in capital		$286,856,448
Total distributable earnings (loss)		1,571,549
Net Assets		$288,427,997
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($110,202,755 ÷ 8,423,558 shares)		$13.08
Service Class:
Net Asset Value, offering price and redemption price per share ($232,864 ÷ 17,798 shares)		$13.08
Service Class 2:
Net Asset Value, offering price and redemption price per share ($7,763,970 ÷ 601,541 shares)		$12.91
Investor Class:
Net Asset Value, offering price and redemption price per share ($170,228,408 ÷ 13,034,879 shares)		$13.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$6,647,288
Income from Fidelity Central Funds		69,212
Total income		6,716,500
Expenses
Management fee	$1,792,046
Transfer agent fees	371,035
Distribution and service plan fees	23,471
Accounting and security lending fees	130,208
Custodian fees and expenses	12,980
Independent trustees' fees and expenses	1,809
Audit	58,732
Legal	6,113
Interest	1,796
Miscellaneous	2,273
Total expenses before reductions	2,400,463
Expense reductions	(23,494)
Total expenses after reductions		2,376,969
Net investment income (loss)		4,339,531
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,834,293
Fidelity Central Funds	362
Foreign currency transactions	(4,540)
Total net realized gain (loss)		25,830,115
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(75,100,410)
Fidelity Central Funds	(588)
Assets and liabilities in foreign currencies	(194)
Total change in net unrealized appreciation (depreciation)		(75,101,192)
Net gain (loss)		(49,271,077)
Net increase (decrease) in net assets resulting from operations		$(44,931,546)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,339,531	$4,311,412
Net realized gain (loss)	25,830,115	22,473,492
Change in net unrealized appreciation (depreciation)	(75,101,192)	21,692,622
Net increase (decrease) in net assets resulting from operations	(44,931,546)	48,477,526
Distributions to shareholders	(22,324,536)	–
Distributions to shareholders from net investment income	–	(4,225,252)
Distributions to shareholders from net realized gain	–	(9,151,368)
Total distributions	(22,324,536)	(13,376,620)
Share transactions - net increase (decrease)	11,033,164	(21,148,773)
Total increase (decrease) in net assets	(56,222,918)	13,952,133
Net Assets
Beginning of period	344,650,915	330,698,782
End of period	$288,427,997	$344,650,915
Other Information
Undistributed net investment income end of period		$544,658

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.36	$14.74	$13.36	$16.04	$15.18
Income from Investment Operations
Net investment income (loss)A	.21	.21B	.18	.21	.24C
Net realized and unrealized gain (loss)	(2.41)	2.07	1.43	(.35)	1.47
Total from investment operations	(2.20)	2.28	1.61	(.14)	1.71
Distributions from net investment income	(.18)	(.21)	(.15)	(.21)	(.22)
Distributions from net realized gain	(.90)	(.45)	(.07)	(2.33)	(.63)
Total distributions	(1.08)	(.66)	(.23)D	(2.54)	(.85)
Net asset value, end of period	$13.08	$16.36	$14.74	$13.36	$16.04
Total ReturnE,F	(13.84)%	15.58%	12.08%	(.75)%	11.41%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.68%	.69%	.69%	.69%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.69%	.69%
Expenses net of all reductions	.66%	.67%	.69%	.68%	.69%
Net investment income (loss)	1.36%	1.34%B	1.33%	1.35%	1.54%C
Supplemental Data
Net assets, end of period (000 omitted)	$110,203	$130,365	$126,526	$129,151	$130,678
Portfolio turnover rateI	64%	55%	63%	78%J	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 D Total distributions of $.23 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.074 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.36	$14.73	$13.36	$16.04	$15.18
Income from Investment Operations
Net investment income (loss)A	.20	.19B	.17	.19	.23C
Net realized and unrealized gain (loss)	(2.42)	2.08	1.41	(.34)	1.47
Total from investment operations	(2.22)	2.27	1.58	(.15)	1.70
Distributions from net investment income	(.15)	(.20)	(.14)	(.20)	(.21)
Distributions from net realized gain	(.90)	(.45)	(.07)	(2.33)	(.63)
Total distributions	(1.06)D	(.64)E	(.21)	(2.53)	(.84)
Net asset value, end of period	$13.08	$16.36	$14.73	$13.36	$16.04
Total ReturnF,G	(13.97)%	15.53%	11.90%	(.82)%	11.31%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.78%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.78%	.79%	.78%	.79%
Expenses net of all reductions	.76%	.77%	.79%	.78%	.79%
Net investment income (loss)	1.26%	1.24%B	1.23%	1.25%	1.44%C
Supplemental Data
Net assets, end of period (000 omitted)	$233	$368	$400	$520	$230
Portfolio turnover rateJ	64%	55%	63%	78%K	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

 D Total distributions of $1.06 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $.904 per share.

 E Total distributions of $.64 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.449 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.15	$14.55	$13.21	$15.89	$15.05
Income from Investment Operations
Net investment income (loss)A	.17	.17B	.15	.17	.20C
Net realized and unrealized gain (loss)	(2.37)	2.05	1.39	(.34)	1.45
Total from investment operations	(2.20)	2.22	1.54	(.17)	1.65
Distributions from net investment income	(.14)	(.17)	(.13)	(.18)	(.18)
Distributions from net realized gain	(.90)	(.45)	(.07)	(2.33)	(.63)
Total distributions	(1.04)	(.62)	(.20)	(2.51)	(.81)
Net asset value, end of period	$12.91	$16.15	$14.55	$13.21	$15.89
Total ReturnD,E	(14.02)%	15.36%	11.71%	(.97)%	11.11%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.93%	.94%	.93%	.94%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.93%	.94%
Expenses net of all reductions	.91%	.92%	.94%	.93%	.94%
Net investment income (loss)	1.11%	1.09%B	1.08%	1.10%	1.29%C
Supplemental Data
Net assets, end of period (000 omitted)	$7,764	$9,474	$9,050	$9,026	$7,945
Portfolio turnover rateH	64%	55%	63%	78%I	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .84%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.33	$14.71	$13.35	$16.02	$15.17
Income from Investment Operations
Net investment income (loss)A	.20	.20B	.17	.19	.23C
Net realized and unrealized gain (loss)	(2.40)	2.07	1.41	(.33)	1.46
Total from investment operations	(2.20)	2.27	1.58	(.14)	1.69
Distributions from net investment income	(.16)	(.20)	(.14)	(.20)	(.21)
Distributions from net realized gain	(.90)	(.45)	(.07)	(2.33)	(.63)
Total distributions	(1.07)D	(.65)	(.22)E	(2.53)	(.84)
Net asset value, end of period	$13.06	$16.33	$14.71	$13.35	$16.02
Total ReturnF,G	(13.88)%	15.52%	11.88%	(.76)%	11.28%
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.76%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.76%	.77%
Expenses net of all reductions	.74%	.75%	.77%	.76%	.77%
Net investment income (loss)	1.28%	1.26%B	1.25%	1.27%	1.46%C
Supplemental Data
Net assets, end of period (000 omitted)	$170,228	$204,443	$194,723	$170,782	$154,089
Portfolio turnover rateJ	64%	55%	63%	78%K	53%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.01%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 D Total distributions of $1.07 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.904 per share.

 E Total distributions of $.22 per share is comprised of distributions from net investment income of $.144 and distributions from net realized gain of $.074 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,683,708
Gross unrealized depreciation	(47,101,674)
Net unrealized appreciation (depreciation)	$(18,417,966)
Tax Cost	$307,906,259

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,839,315
Undistributed long-term capital gain	$18,308,490
Net unrealized appreciation (depreciation) on securities and other investments	$(18,576,257)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$11,563,838	$ 13,376,620
Long-term Capital Gains	10,760,698	-
Total	$22,324,536	$ 13,376,620

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $210,902,136 and $216,739,356, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$328
Service Class 2	23,143
$23,471

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .15% of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$81,368
Service Class	212
Service Class 2	5,987
Investor Class	283,468
$371,035

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,243 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,564,375	2.21%	$1,752

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $922 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,309, including $3 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $657,000. The weighted average interest rate was 2.41%. The interest expense amounted to $44 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $20,081 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,413.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$8,445,927	$–
Service Class	21,054	–
Service Class 2	598,956	–
Investor Class	13,258,599	–
Total	$22,324,536	$–
From net investment income
Initial Class	$–	$1,675,473
Service Class	–	4,429
Service Class 2	–	100,362
Investor Class	–	2,444,988
Total	$–	$4,225,252
From net realized gain
Initial Class	$–	$3,476,918
Service Class	–	9,850
Service Class 2	–	253,688
Investor Class	–	5,410,912
Total	$–	$9,151,368

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	2,016,369	1,179,492	$30,357,284	$18,495,462
Reinvestment of distributions	596,354	321,427	8,445,927	5,152,391
Shares redeemed	(2,156,975)	(2,118,307)	(33,939,916)	(33,276,481)
Net increase (decrease)	455,748	(617,388)	$4,863,295	$(9,628,628)
Service Class
Shares sold	747	1	$9,250	$22
Reinvestment of distributions	1,018	891	14,604	14,279
Shares redeemed	(6,479)	(5,555)	(100,580)	(88,594)
Net increase (decrease)	(4,714)	(4,663)	$(76,726)	$(74,293)
Service Class 2
Shares sold	147,447	149,201	$2,258,209	$2,269,208
Reinvestment of distributions	42,814	22,362	598,956	354,050
Shares redeemed	(175,382)	(206,693)	(2,715,579)	(3,191,721)
Net increase (decrease)	14,879	(35,130)	$141,586	$(568,463)
Investor Class
Shares sold	1,442,696	1,379,999	$21,908,274	$21,590,812
Reinvestment of distributions	937,436	490,613	13,258,599	7,855,900
Shares redeemed	(1,862,200)	(2,587,901)	(29,061,864)	(40,324,101)
Net increase (decrease)	517,932	(717,289)	$6,105,009	$(10,877,389)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 46% of the total outstanding shares of the Fund. In addition, at the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 10% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 46% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the "Fund"), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 283 funds. Mr. Chiel oversees 154 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.67%
Actual		$1,000.00	$864.80	$3.15
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$864.10	$3.62
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$863.90	$4.32
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.75%
Actual		$1,000.00	$864.50	$3.52
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Value Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Value Portfolio
Initial Class	02/08/19	02/08/19	$0.044	$0.895
Service Class	02/08/19	02/08/19	$0.041	$0.895
Service Class 2	02/08/19	02/08/19	$0.038	$0.895
Investor Class	02/08/19	02/08/19	$0.042	$0.895

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $18,319,081, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 1% and 40%; Service Class designates 1% and 41%; Service Class 2 designates 1% and 43%; and Investor Class designates 1% and 40% of the dividends distributed in February and December 2018, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Value Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPVAL-ANN-0219
1.768949.117

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR,that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$45,000	$100	$8,000	$1,400

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$45,000	$100	$8,200	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$68,000	$5,800	$7,400	$2,900
VIP Growth Portfolio	$61,000	$5,100	$3,700	$2,600
VIP High Income Portfolio	$90,000	$7,500	$3,300	$3,700
VIP Overseas Portfolio	$64,000	$5,600	$5,400	$2,800

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$67,000	$6,000	$7,000	$2,900
VIP Growth Portfolio	$61,000	$5,500	$3,700	$2,600
VIP High Income Portfolio	$89,000	$8,000	$3,500	$3,800
VIP Overseas Portfolio	$64,000	$6,000	$5,700	$2,900

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2018A	December 31, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2018A	December 31, 2017A
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2018A	December 31, 2017A
Deloitte Entities	$765,000	$315,000
PwC	$11,180,000	$10,775,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2019